(Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                           Check the appropriate box:

                     [ ]  Preliminary Information Statement

                [ ]  Confidential, for Use of the Commission Only
                       (as permitted by Rule 14c-5(d)(2))

                       [X]  Definitive Information Statement


                                  SCHEDULE 14C


                                INTERACTIVE INC.
                [Name of Registrant as Specified in Its Charter)



               Payment of Filing Fee (Check the appropriate box:)

[ ]  No  Fee  required.

[ ]  Fee  computed on table  below  per  Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:  $125,  as  provided  in  Rule  0-11(c)(1)(ii)

[X]  Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                                INTERACTIVE INC.
                                 204 North Main
                               Humboldt, SD  57035
                                 (605) 363-5117

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on January 19, 2001

TO  ALL  SHAREHOLDERS  OF  INTERACTIVE  INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of InterActive, Inc., a South Dakota corporation (the "Company"), will be held at the offices of the Company, 204 North Main, Humboldt, SD 57035, on January 19, 2001, at 2:00 p.m. local time. The purpose of the meeting is to consider and take action on the proposals summarized below:

     1. To change the domicile of the Company from the State of South Dakota to the State of Delaware (the "Reincorporation") by merging the Company with and into a newly to be formed and wholly owned subsidiary, InterActive Inc., a Delaware corporation ("InterActive Delaware"); and

     2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The discussion of the proposals set forth above is intended only as a summary. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Information Statement.

     The close of business on December 15, 2000, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. The holders of at least a majority of all classes of the Company's outstanding voting securities have indicated that they will vote in favor of the proposed Reincorporation. Therefore, approval of the Reincorporation by the shareholders of the Company is assured, no additional votes in favor of the Reincorporation are required, and none are being solicited.

     All shareholders are hereby notified that they have or may have rights to dissent and obtain payment for their shares by complying with the terms of
Section 47-6 of the South Dakota Business Corporation Act. A copy of Sections 47-6-23 to 47-6-23.3, inclusive, and Sections 47-6-40 to 476-6-50, inclusive, of the South Dakota Business Corporation Act is attached as Exhibit E to the Information Statement which accompanies this Notice to Shareholders.

                       YOU ARE NOT BEING ASKED FOR A PROXY
                    AND YOU ARE REQUESTED NOT TO SEND A PROXY

Dated: December 22, 2000                     By Order of the Board of Directors:


                                             ______________________,
                                             Secretary

                                INTERACTIVE INC.
                                 204 North Main
                               Humboldt, SD  57035
                                 (605) 363-5117

                              INFORMATION STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                January 19, 2001

     This Information Statement of InterActive Inc., a South Dakota corporation (the "Company"), is being furnished to the shareholders of the Company in connection with a Special Meeting of the Shareholders of the Company to be held at the offices of the Company, 204 North Main, Humboldt, SD 57035, on January 19, 2001, at 2:00 p.m. local time (the "Meeting").

     At the Meeting, the Company's shareholders will consider and take action on the following Proposals:

     1. To change the domicile of the Company from the State of South Dakota to the State of Delaware (the "Reincorporation") by merging the Company with and into a newly to be formed and wholly owned subsidiary, InterActive Inc., a Delaware corporation ("InterActive Delaware"); and

     2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.


     South Dakota law requires that the Reincorporation be approved by the holders of shares of the Company's Common Stock and Series B Preferred Stock entitled to cast at least a majority of the votes entitled to be cast at the Meeting, voting together, by the holders of at least a majority of the Series A Preferred Stock, voting separately as a class, and by the holders of at least a majority of the B Preferred Stock, also voting separately as a class. The close of business on December 15, 2000, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof (the "Record Date").


     All of the directors and officers of the Company, who together possess, directly or through one or more affiliates, the power to vote at least a majority of all classes of the issued and outstanding voting securities of the Company as of the Record Date, have indicated that they will vote, or cause to be voted, all of the securities over which they have voting control in favor of the approval of the Reincorporation. Therefore, approval of the Reincorporation by the shareholders of the Company is assured, no additional votes in favor of approval of the Reincorporation are required, and none are being solicited.


                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

          The date of this Information Statement is December 22, 2000.

                        VOTING SECURITIES AND RECORD DATE

     Shareholders of record at the close of business on December 15, 2000 (the "Record Date") are entitled to vote on each matter to be voted upon by the shareholders of the Company at the Meeting. As of the Record Date, 5,162,138 shares of the Company's Common Stock, 113,901 shares of the Company's Series A Preferred Stock, and 2,000,000 shares of the Company's Series B Preferred Stock were issued and outstanding. Each share of the Company's Common Stock is entitled to cast one vote on each matter to be presented to the shareholders of the Company for their approval at the Meeting. The holder of the Company's Series B Preferred Stock is entitled to cast 10 votes on each matter presented to the shareholders of the Company for their approval for each share of the Company's Series B Preferred Stock owned of record on the Record Date. Holders of the Company's Series A Preferred Stock and Series B Preferred Stock, each voting separately as a class, are entitled to vote on the proposal to approve the Reincorporation. Approval of the Reincorporation will require the affirmative vote of the holders of at least a majority of the votes entitled to be cast by the holders of the Company's Common Stock and Series B Preferred Stock, voting together, by the holders of at least a majority of the Company's Series A Preferred Stock, voting separately as a class, and by the holders of at least a majority of the Company's Series B Preferred Stock, also voting separately as a class.

     All of the directors and officers of the Company, who together possess, directly or through one or more affiliates, the power to cast approximately 86.4% of the votes to be cast by the holders of the Company's Common Stock and Series B Preferred Stock, approximately 53.4% of the votes to be cast of by the holders of the Series A Preferred Stock, and 100% of the votes to be cast by the holders of the Series B Preferred Stock, have indicated that they will vote, or cause to be voted, all of the securities over which they have voting control in favor of the approval of the Reincorporation. Accordingly, approval of the Reincorporation is assured. Since no additional votes will be required for approval of the Reincorporation, none will be solicited by the Company or its Board of Directors.

                    BENEFICIAL OWNERSHIP OF VOTING SECURITIES


     The following table sets forth certain information as of the Record Date with respect to the beneficial ownership of the Company's Common Stock and Preferred Stock by (i) each person or group known by the Company to be the beneficial owner of shares of the Company's Common Stock and/or Preferred Stock entitled to cast more than 5% of the total number of votes entitled to be cast on all matters presented to the Company's shareholders for their approval, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table below, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes, each person listed below has sole voting and investment power with respect to the shares beneficially owned by such person, subject to applicable community property laws, and the address of each such person is care of the Company, 204 North Main, Humboldt, South Dakota 57035.

                                                                        Shares Owned Beneficially (1)
                                  -----------------------------------------------------------------------------------------
                                   Common and Series B Preferred (2)        Series A Preferred (3)     Series B Preferred
                                   ---------------------------------        ----------------------     ------------------
NAME                                            Number    % of Total          Number  % of Total       Number    % of Total
----                                          ----------  ----------          ------  ----------      ---------  ----------

Gerard L. Kappenman(4)                           149,455         2.9           6,667         5.9              0           0
William J. Hanson(5)                          21,941,142        83.8          45,001        39.5      2,000,000         100
Russell Pohl(6)                                  412,969         8.0           4,168         3.7              0           0
Robert Stahl/CSS Ltd.(7)                         111,812         2.2               0           0              0           0
Old TPR, Inc.(8)                               1,980,255        32.0          50,002        43.9              0           0
TPR Group, Inc.(9)                            21,980,225        84.0          50,002        43.9      2,000,000         100
===========================================================================================================================
All directors and officers as a group         22,654,491        86.4          60,847        53.4      2,000,000         100
(four individuals) (4)(5)(6)(7)
===========================================================================================================================

     (1) Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission, based on information furnished by each person listed. Beneficial ownership includes shares that each named shareholder has the right to acquire within sixty days of the Record Date. In calculating percentage ownership of shares entitled to vote, all shares which a named shareholder has the right to so acquire are deemed outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Listed persons may disclaim beneficial ownership of certain shares.

     (2) The holder of the Company's Series B Preferred Stock is entitled to cast ten votes for each share of Series B Preferred Stock owned of record as of the Record Date on each matter to be presented to the shareholders of the Company for their approval at the Meeting, voting together with the holders of the Company's Common Stock.

     (3) Owners of the Company's Series A Preferred Stock, which otherwise is non-voting, and Series B Preferred Stock, are entitled to vote, in each case separately as a class, on the proposal to approve the Reincorporation.

     (4) Includes 6,667 shares of Common Stock issuable upon conversion of Series A Preferred Stock, 18,000 shares of Common Stock issuable upon exercise of options.

     (5) Includes 70,067 shares of Common Stock owned of record by Mr. Hanson, 8,334 shares of Common Stock issuable upon conversion of Series A Preferred Stock owned of record by Mr. Hanson, and 18,000 shares of Common Stock issuable to Mr. Hanson upon exercise of outstanding stock options, 853,075 shares of Common Stock owned of record by Old TPR, Inc., a California corporation of which Mr. Hanson is a director, executive officer and principal shareholder, and a total of 1,036,667 shares of Common Stock issuable upon conversion of Series A Preferred Stock and exercise of stock purchase warrants held of record by Old TPR, Inc. Also includes the 2,000,000 shares of the Company's Series B Preferred Stock owned of record by TPR Group, Inc., a Delaware corporation of which Mr. Hanson is a director, executive officer and principal stockholder, which entitle TPR Group, Inc. to cast an aggregate of 20,000,000 votes on all matters to be presented to the shareholders of the Company for their approval. Does not include an additional 6,000,000 shares of Common Stock which would be issuable upon conversion of 600,000 shares of the Company's Series C Preferred Stock which may be issued to TPR Group, Inc. at a future date pursuant to the terms and conditions of the Term Sheet dated December 4, 1998. See "Certain relationships and related party transactions."

     (6) Includes 4,168 shares of Common Stock issuable upon conversion of Series A Preferred Stock, and 21,000 shares of Common Stock issuable upon exercise of options pursuant to the Company's 1992 Stock Option Plan.

     (7) Includes 10,000 shares of Common Stock issuable upon exercise of options pursuant to the Company's 1992 Stock Option Plan.

     (8) Includes 853,075 shares of Common Stock owned of record by Old TPR, Inc., 36,667 shares of Common Stock issuable upon conversion of Series A Preferred Stock owned of record by Old TPR, Inc., and 1,000,000 shares of Common Stock issuable upon exercise of stock purchase warrants held by Old TPR, Inc. Also includes a total of 96,401 of Common Stock owned of record, or issuable upon conversion of Series A Preferred Stock and exercise of stock options held by, Mr. Hanson, who may be deemed to be an "affiliate" of Old TPR, Inc. Also includes 23,366 shares of Common stock and 3,334 shares of Series A Preferred stock owned of record by J. Randolph Sanders, and 15,747 shares of Common stock and 4,168 shares of Series A Preferred stock owned of record by Richard Love, each of whom is an officer, director and principal shareholder and may, therefore, be deemed to be an "affiliate" of Old TPR.

     (9) Includes 2,000,000 shares of the Company's Series B Preferred Stock owned of record by TPR Group, Inc., which entitle TPR Group, Inc. to cast an aggregate of 20,000,000 votes on all matters to be presented to the shareholders of the Company for their approval. Also includes the total of 1,889,742 shares of Common Stock beneficially owned by Old TPR, Inc., which is under common control with TPR Group, Inc. as well as a total of 96,401 of Common Stock owned of record, or issuable upon conversion of Series A Preferred Stock and exercise of stock options held by, Mr. Hanson, who may be deemed to be an "affiliate" of TPR Group, Inc. Also includes 23,366 shares of Common stock and 3,334 shares of Series A Preferred stock owned of record by J. Randolph Sanders, and 15,747 shares of Common stock and 4,168 shares of Series A Preferred stock owned of record by Richard Love, each of whom is an officer, director and principal shareholder and may, therefore, be deemed to be an "affiliate" of TPR Group, Inc.


                      PROPOSAL TO REINCORPORATE IN DELAWARE

GENERAL

     The Company's Board of Directors has unanimously approved and, for the reasons described below, has recommended that the shareholders of the Company approve a reorganization in which the Company's state of incorporation would be changed from South Dakota to Delaware (the "Reincorporation"). The Reincorporation would be accomplished by merging the Company into a wholly-owned Delaware subsidiary ("InterActive Delaware") newly formed for this purpose. As a consequence of the Reincorporation, all of the previously outstanding shares of the Company's Common Stock will be automatically converted on a one-for-one basis into shares of the Common Stock of InterActive Delaware, and each share of the Company's Series A Preferred Stock will be converted automatically into one share of the Common Stock of InterActive Delaware. In addition, all outstanding options and warrants to purchase shares of the Company's Common Stock will be converted into options or warrants, as the case may be, to purchase the same number of shares of the Common Stock of InterActive Delaware, at the same price per share and on the same terms and conditions. The Company's outstanding Series B Preferred Stock also will be converted automatically as a consequence of the reincorporation into an equal number of shares of the Series A Preferred Stock of InterActive Delaware having the same rights, preferences, privileges and restrictions as the Company's outstanding Series B Preferred stock currently has. The proposed Reincorporation will be accomplished pursuant to the terms and conditions of an Agreement and Plan of Reincorporation (the "Plan of Reincorporation") to be entered into between the Company and InterActive Delaware, a copy of which is attached hereto as Exhibit C.

     At and after the effective time of the Reincorporation, each certificate that previously represented shares of the Company's Common Stock or Series A Preferred Stock will be deemed for all purposes to evidence the right to receive the shares of Common Stock of InterActive Delaware into which those shares of the Company's Common Stock have been converted.

     IT WILL NOT BE  NECESSARY  FOR  SHAREHOLDERS  OF THE  COMPANY TO HAVE THEIR
STOCK CERTIFICATES EXCHANGED FOR STOCK CERTIFICATES REPRESENTING SHARES OF INTERACTIVE DELAWARE. The Company's Common Stock is traded in the over-the-counter market and quoted on the OTC Bulletin Board under the symbol "INAV" and, after the Reincorporation, InterActive Delaware's Common Stock will continue to be traded in the over-the-counter market and quoted on the OTC Bulletin Board under the same symbol. The Reincorporation will not result in any change in the name, business, assets, liabilities or net worth of the Company.

     However, InterActive Delaware will be governed by Delaware law and a new certificate of incorporation and bylaws, which will result in certain changes in the rights of shareholders. See "Comparison of Rights of Shareholders of the Company to Rights of Stockholders of InterActive Delaware" below. Approval of the Reincorporation will constitute (a) approval of the Certificate of Incorporation and Bylaws of InterActive Delaware in substantially the forms attached to this Information Statement as Exhibits A and B, respectively, (b) approval of the Plan of Reincorporation attached hereto as Exhibit C, and (c) approval of the 2000 Stock Option Plan of InterActive Delaware attached hereto as Exhibit D.

     Furthermore, as a consequence of the Reincorporation, the three individuals currently comprising the Company's Board of Directors will be replaced by the three individuals serving on the Board of Directors of InterActive Delaware, who will continue to hold their offices until the next annual meeting of the stockholders of InterActive Delaware and until their successors are duly elected and qualified. In addition, the executive officers of the Company will be replaced by the executive officers of InterActive Delaware. For information concerning the directors and executive officers of InterActive Delaware, see "Management of InterActive Delaware" below.

PRINCIPAL  REASONS  FOR  THE  REINCORPORATION.

     The Company's Board of Directors believes the change of the Company's domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders and the Company will benefit from the responsiveness of Delaware corporate law and Delaware courts. For these reasons, it is believed that Delaware offers a more favorable and "user-friendly" corporate environment for the efficient operation of a business.

     For many years, Delaware has followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to the plan described in this Information Statement. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in

Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. There is substantial judicial precedent in Delaware regarding the legal principles applicable to measures that may be taken by a corporation and regarding the conduct of the Board of Directors under the business judgment rule.

     The Company's Board of Directors also believes that brokers, potential market makers and investors are more familiar with, and therefore may be more comfortable with, making a market and investing in the stock of a Delaware corporation as compared to a South Dakota corporation. The Board believes that, due to the substantial number of corporations incorporated in Delaware, brokers, other potential market makers and investors are familiar with Delaware corporations generally. The Board believes that because there are relatively few publicly traded South Dakota corporations, brokers, other potential market makers and investors may be unfamiliar with South Dakota corporate law and therefore may be hesitant to invest in, or perhaps even reject an investment in, a South Dakota corporation. In addition, the Board believes that Delaware corporate law is relatively well developed, which would lend predictability to both Delaware InterActive and its stockholders in matters related to corporate governance and management.

     The interests of the Board of Directors and management of the Company in recommending and voting for the Reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under South Dakota law. In addition, the charter documents that will govern the affairs of InterActive Delaware contain provisions that will reduce or limit the monetary liability of directors for breaches of fiduciary duty in certain circumstances. See "Comparison of Rights of Shareholders of the Company to Rights of Stockholders of InterActive Delaware."

     The increasing frequency of claims and litigation directed against directors and officers of publicly held companies has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Company desires to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. Both South Dakota and Delaware law permit a corporation to include a provision in its articles or certificate of incorporation, as the case may be, that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. However, as a South Dakota corporation, the Company's articles of incorporation do not contain such a provision, and would need to be amended by the vote of a majority of the outstanding shares entitled to vote if such a provision were to be included. Since it is believed that, in general, Delaware law would provide greater protection to directors than South Dakota law, and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than South Dakota law, it has been determined to obtain this protection by reincorporating in Delaware, rather than through an amendment to the Company's existing Articles of Incorporation. Approval of the Reincorporation by the shareholders of the Company will constitute approval by the stockholders of InterActive Delaware of the inclusion of these provisions in the Certificate of Incorporation of InterActive Delaware. For a further discussion of the principal differences between South Dakota and Delaware law, as they may affect shareholders of the Company, see "Comparison of Rights of Shareholders of the Company to Right of Stockholders of InterActive Delaware" below.

     Although not currently proposed or included in the Certificate of Incorporation or Bylaws of InterActive Delaware, Delaware law would allow the future inclusion of certain other provisions not permitted under South Dakota law. Such provisions, subject to shareholder approval if later proposed by the Board of Directors, would provide for greater continuity, stability and independence of the Board of Directors. The Company could also adopt share purchase rights plans, sometimes referred to as "poison pills," which typically take the form of an issuance of a dividend to shareholders of rights to acquire shares of the Company or an acquiring corporation at less than half their fair market value. The Company's adoption of such a share purchase rights plan would not require shareholder approval. In addition, certain other provisions designed to discourage non-negotiated takeover attempts, particularly those involving unequal treatment of the Company's shareholders, could later be adopted. The inclusion of such anti-takeover provisions in the InterActive Delaware certificate of incorporation, many of which may be prohibited under South Dakota law, is permitted under Delaware law.

     The proposed reorganization and related proposals do not result from any pending legal action against the officers, directors or employees of the Company. Similarly, the Board of Directors has no present knowledge of any proposed tender offer or other attempt to change the control of the Company. Nonetheless, if such action were attempted in the future, the laws of Delaware would be better suited to the defense of such action than the laws of South Dakota.

                       MANAGEMENT OF INTERACTIVE DELAWARE

Directors
---------

     The Certificate of Incorporation and Bylaws of InterActive Delaware provide for a Board of Directors of InterActive Delaware comprised of three individuals, with directors to be elected at each annual meeting of the stockholders of InterActive Delaware and to hold office until their successors are duly elected and qualified. The three individuals currently serving on the InterActive Delaware Board of Directors, William J. Hanson, J. Randolph Sanders, and Paul Schock, will continue as directors of InterActive Delaware following the Reincorporation. The following table sets forth certain information concerning each of the three directors of InterActive Delaware:

        Name                       Position                   Age
        ----                       --------                   ---
William J. Hanson                  Director                    52
J. Randolph Sanders                Director                    48
Paul Schock                        Director                    43

     Mr. Hanson has served as a director of InterActive since its founding in October 1989. He was Chief Operating Officer of InterActive, Inc. from October 1992 to December 1993. Mr. Hanson is a founder of Old TPR, Inc. and TPR Group, Inc. who are shareholders of InterActive Delaware. Mr. Hanson serves on the Board of Directors of several privately held companies including: Old TPR, Inc., TPR Group, Inc., Torrey Pines Research, Inc., a subsidiary of TPR Group, Inc., AcuPrint, Inc., San Diego Magnetics, Inc., Eagle Manufacturing and Technolgy, Inc., and Pronto, Inc. He is CEO of Torrey Pines Research and of San Diego Magnetics. Mr. Hanson holds several patents related to laser printing technology. Mr. Hanson's prior experience includes engineering and management positions at Datagraphix (a General Dynamics subsidiary) and Xerox Corporation. Mr. Hanson holds a BSME degree from the New Jersey Institute of Technology.

     Mr. Sanders is the President of Torrey Pines Research, IncHe serves on the Board of Directors of TPR Group, Inc., Old TPR, Inc., Torrey Pines Research a subsidiary of TPR Group, Inc., and San Diego Magnetics, Inc. He is an expert in non-impact printing technology and holds several patents in this field. Mr. Sanders' prior experience includes engineering and management positions at Datagraphix (a former General dynamics subsidiary) and Burroughs Corporation. Mr. Sanders holds BSME and MSME degrees from the University of Florida.

     Mr. Schock is a cofounder of Bluestem Capital Company, a South Dakota based venture capital firm. He serves on the Board of Directors of several companies, including: CoEv, Inc., Dakota Balance, Inc., and Fiksdal Motel. He was a director of InterActive from April 1991 to December 1994, and CFO from March 1993 to October 1993. Mr. Schock was President of Schock Financial Services, the pre-cursor of Bluestem Capital Company. He was CFO of American Western Corporation, a public manufacturing company in Sioux Falls, South Dakota. He also served as Vice President of First Bank Systems. Mr. Schock attended Stanford University and graduated magna cum laude from Augustana College with a degree in Business.

     InterActive Delaware has no standing committees, other than the Audit Committee. The principal duties of the Audit Committee are to advise the Board on audit matters affecting the Company, including recommendations as to the appointment of independent outside auditors, reviewing with such auditors the scope of its audit engagement, meeting with the management of InterActive Delaware and its independent outside auditors to discuss matters relating to internal accounting controls and results of audits performed. The current members of the Audit Committee are Messrs. Hanson, Sanders and Schock.

     Non-employee directors of the InterActive Delaware receive a fee of $100 for each Board meeting attended and are reimbursed for travel expenses connected with a Board meeting. No additional fees are paid to directors for serving on committees. Directors who are not employees of InterActive Delaware are eligible for the grant of non-statutory stock options under the InterActive Delaware stock option plans. For a description of certain options granted by the Company prior to the Reincorporation to the individuals who are directors of InterActive Delaware, see "Stock Option Plans" below.

Executive  Officer  of  InterActive  Delaware.
----------------------------------------------

     Robert Stahl, 48, is the President and Secretary of InterActive Delaware. Mr. Stahl served as President, COO of the Company from November 1996. Mr. Stahl was previously Vice President of Sales for the Company. Mr. Stahl is co-founder and Vice President of CSS Ltd. (CSS) since its founding in 1989. He is also owner and operator of a family farm. From 1990 to 1995, Mr. Stahl was in charge of national sales for Medical Communications Software, a company involved in providing computer software to nursing homes nationally.


Executive  Compensation.
------------------------

     Prior to its incorporation in December 2000, InterActive Delaware did not have any executive officers and, consequently, has not paid any executive compensation. The following summary compensation table sets forth all compensation paid or accrued by the Company for services rendered in all capacities during the three fiscal years ended September 30, 2000 by the Company's Chief Executive Officer and the one other most highly compensated executive officer of the Company. There were no executive officers of the Company whose total salary and bonus exceeded $100,000 in the 1999 fiscal year.

                                                  Other      Restricted
Name &                                            Annual       Stock                     All Other
Principal                                         Compen-      Awards  Options/  LTIP     Compen-
Position         Year    Salary ($)   Bonus ($)   Sation ($)    ($)     SAR (#)  Payouts  sation
--------------  -------  -----------  ----------  ----------  --------  -------  -------  ------

Robert Stahl       2000                               11,250
President, COO     1999                                7,281      844
                   1998                               23,337

Russell Pohl       2000                                2,519   13,500
CEO                1999                                  938      131

Director           1998                                5,202      360

Stock  Option  Plans
--------------------

     The Board of Directors and shareholders of the Company have adopted and approved two stock option plans, the 1991 Stock Option Plan (the "1991 Plan") and the 1992 Stock Option Plan (the "1992 Plan"), pursuant to which options to purchase up to an aggregate of 133,333 shares of the Company's Common Stock (33,333 shares and 100,000 shares, respectively) can be granted to officers, directors and employees, and to consultants, vendors, customers and others expected to provide significant services to the Company. If an option granted under either the 1991 Plan or the 1992 Plan expires or terminates, the shares subject to any unexercised portion of that option will again become available for the issuance of further options under the applicable plan. Options may be granted under either plan which are intended to qualify as "incentive stock options" under Section 422A of the Code ("Incentive Stock Options") or, alternatively, as stock options which will not so qualify ("Nonstatutory Options"). The plans will terminate on June 17, 2001 and August 27, 2002, respectively, and no more options may be granted under either plan once it has been terminated.

     The Board or a committee designated by the Board is empowered to determine the terms and conditions of each option granted under either or both of the plans. However, the exercise price of an Incentive Stock Option cannot be less than the fair market value of the Common Stock on the date of grant (110% if granted to an employee who owns 10% or more of the Common Stock), and the exercise price of a Non-Statutory Option can not be less than 85% of the fair market value of the Common Stock on the date of grant. No Incentive Stock
Option can have a term in excess of ten years (five years if granted to an employee owning 10% or more of the Common Stock), and no Incentive Stock Option can be granted to anyone other than a full-time employee of the Company. All of the options granted under the 1991 Plan vest over a 48 month period of continuous service to the Company from the date of grant, and all options granted under the 1992 plan vest over a 36 month period of continuous service.

     As of the date of this Information Statement, options to purchase 23,834 shares of Common Stock, at an exercise price of $0.25 to $0.32 per share had been granted to a total of three participants and are outstanding under the 1991 Plan, and options to purchase 60,000 shares of Common Stock, at an exercise price of $0.25 per share had been granted to a total of 5 participants and are outstanding under the 1992 Plan.

Option  Grants  in  Last  Fiscal  Year
--------------------------------------

     The Company did not grant stock options or stock appreciation rights in fiscal 2000 to any of the executive officers of the Company named above.

Aggregated Option Exercises in Fiscal 2000 and Option Values as of September 30,
--------------------------------------------------------------------------------
2000
----

     No options were exercised in fiscal 2000 by any of the Company's executive officers. The value of unexercised options at September 30, 2000, for each of the executive officers of the Company IDENTIFIED IN THE EXECUTIVE COMPENSATION TABLE ABOVE were as follows:

                                              Number of            Value of
                                             Unexercised         Unexercised
                                           Options/SARs at       In-the-Money
                                            9/30/2000 (#)      Options/SARs at
                 Shares                                         9/30/2000 ($)
              Acquired on      Value      Exercisable (1)/     Exercisable (1)/
Name          Exercise (#)  Realized ($)  Unexercisable (2)   Unexercisable (2)
--------------------------------------------------------------------------------
Robert Stahl             0             0         10,000/0                  N/A

Russell Pohl             0             0         21,000/0                  N/A


     The value of unexercised in-the-money options is determined by using the difference between the exercise price and the average bid price for a share of the Company's Common Stock on September 30, 2000, as quoted on the OTC Counter Bulletin Board, which was $0.125. Since the exercise price of each of the options indicated in the table was greater than $0.125, no value has been ascribed to any of them.

Certain  Relationships  and  Related  Party  Transactions
---------------------------------------------------------

     Mr. Pohl has served as CEO and director since November 1996. Mr. Pohl's compensation as CEO is commissions on a sliding scale based on volume of sales. In October 1998, the Board of Directors agreed to issue to Mr. Pohl 100,000 shares of the Company's restricted Common Stock each year for a period of two years. During fiscal 2000, Mr. Pohl was paid $2,019 in commissions and was issued 100,000 shares of Common Stock. Additionally, the Company accrued $500 of Director's fees for Mr. Pohl.

     In November 1996, Mr. Stahl was appointed President, COO. In April 1997, Mr. Stahl's compensation was revised to a sliding commission based on volume of sales. During 2000, CSS Ltd. (a Company in which Mr. Stahl is a principal) was paid $11,520 in commissions for Mr. Stahl's services.

     The Company previously had a line of credit under which it owed $213,500 in principal amount to a bank. In May 1998, Mr. Stahl purchased the promissory note evidencing borrowings under the line of credit from the bank for $10,000. This note, which was secured by a lien on all of the Company's assets, was subsequently purchased from Mr. Stahl by TPR Group, Inc. for $10,000. As discussed below, this debt, which then totaled $289,440, including $75,940 of accrued interest, was subsequently surrendered for cancellation by TPR Group, Inc. in exchange, along with other consideration, for the issuance of 2,000,000 shares of the Company's Series B Preferred Stock.

     In December, 1998, the Company initiated an offer to its creditors, pursuant to which the Company proposed to issue shares of its Common Stock to settle accrued expenses, accounts payable, notes payable and long-term debt. In June 1999, the Company announced a "successful" consummation of this "Debt Restructuring," in that the holders of approximately $1,569,756 of the Company's previously outstanding debt had agreed to accept shares of the Company's common stock in exchange therefore. TPR Group, Inc. and its affiliated entities received 296,298 shares of the Company's Common Stock in exchange for $296,298 of unsecured debt. Mr. Hanson is a director, executive officer and principal shareholder of TPR Group, Inc. and each of its affiliated entities.

     In addition, in connection with the Debt Restructuring, TPR Group, Inc. acquired 2,000,000 shares of the Company's Series B Preferred Stock in exchange for the surrender to the Company for cancellation of the $289,440 of secured debt that had been acquired by TPR Group, Inc. from Mr. Stahl, and the contribution to the capital of the Company of $35,324 in cash and a $4,000 note due TPR Group, Inc. from the Company. For a further description of the Company's Series B Preferred Stock, see " Description of Securities - The Company."

     In August 1995, a $500,000 note payable that originally was issued by the Company to a bank was acquired by Old TPR, Inc. as a consequence of its guarantee of the Company's obligations thereunder. This note, which is due on demand, bears interest at a variable rate of interest (compounded at 13.6% as of September 30, 2000), and is secured by substantially all of the assets of the Company. In connection with the performance of this guarantee, Old TPR, Inc. received a warrant to purchase up to 1,000,000 shares of the Company's Common Stock at the price of $.50 per share. The warrant is exercisable for so long as the note remains outstanding, and for one full year thereafter. As of September 30, 2000, approximately $912,094 of principal and accrued interest was due and payable under this note. In connection with the Debt Restructuring, TPR Group, Inc. agreed to exchange this secured debt for 600,000 shares of Series C Preferred Stock at a later date, provided that at least 18 months has expired since the Debt Restructuring, the Company has not become subject to certain additional obligations or liabilities, the Company's common stock has been publicly traded for at least the 180-day period immediately preceding the date on which the indebtedness is to be contributed, and the Company has publicly reported positive net income for at least two full quarters prior to the date on which the indebtedness is to be contributed. See "Description of Securities - The Company" for a further description of the Series C Preferred Stock. The Company also had at September 30, 2000 an additional indebtedness to TPR in the amount of $73,980 which was loaned to the Company to pay operating expenses.

     In June of 1999, Robert Stahl purchased a debt from a contractor who held a mechanics lien on the Company's building in the amount of $11,625 for the sum of $5,000. This debt was subsequently purchased from Mr. Stahl by Mr. Hanson for $5,000. Additionally, the Company accrued $500 for director's fees for Mr. Hanson.

     Since 1998, TPR Group, Inc. has engaged Mr. Kappenman to provide marketing and other consultation services to TPR Group, Inc. and its affiliates, including the Company, and has paid Mr. Kappenman consulting fees totaling approximately $30,000. The Company has also accrued $500 for Director's fees for Mr. Kappenman.

                            DESCRIPTION OF SECURITIES

The  Company
------------

     The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, $.001 par value, and 5,000,000 shares of Preferred Stock, $.001 par value. As of the Record Date, 5,162,138 shares of the Company's Common
Stock were issued and outstanding, and owned of record by approximately 417 holders. In addition, 113,901 shares of the Company's Series A Preferred Stock were issued and outstanding as of the Record Date and owned of record by approximately 23 holders, and 2,000,000 shares of the Company's Series B Preferred Stock were issued and outstanding as of the Record Date and owned by TPR Group, Inc.

     Common Stock. Holders of the Company's Common Stock are entitled to one vote on all matters to be voted upon by the shareholders and, pursuant to South Dakota law, the Company's shareholders may cumulatively vote their shares for the election of directors. Subject to preferences that may be applicable to any outstanding Preferred Stock, holders of the Company's Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Company's Board of Directors out of funds legally available therefor. Upon the liquidation, dissolution, or winding up of the Company, the holders of the Company's Common Stock, together with the holders of Preferred Stock, are entitled to share ratably in all assets of the Company which are legally available for distribution, after payment of all debts and other liabilities and the liquidation preference of any outstanding Preferred Stock. Holders of the Company's Common Stock have statutory preemptive rights to subscribe for certain issuances of equity securities, but have no redemption or conversion rights. The outstanding shares of the Company's Common Stock are fully paid and nonassessable under the laws of the State of South Dakota.

     Preferred Stock. The Company's Board of Directors is authorized, subject to any limitations prescribed by the laws of the State of South Dakota, but without further action by the Company's shareholders, to provide for the issuance of Preferred Stock in one or more series, to establish from time to time the number of shares to be included in each such series, to fix the designations, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding) without any further vote or action by the shareholders.

     In 1990 and 1991, 133,349 shares of Preferred Stock designated as "Series A Preferred Stock" were authorized and issued. As of the record date, 113,901 shares of the Series A Preferred Stock are outstanding. Of these shares, 73,228 shares are entitled to a liquidation preference of $1.35 per share, and 40,673 shares are entitled to a liquidation preference of $1.80 per share, before any payment is made to the holders of the Common Stock if the Company is dissolved or liquidated, and all are convertible into Common Stock on a share for share basis, subject to adjustment if Common Stock were issued at less than $1.35 and $1.80 per share, respectively. None of these shares has any dividend or redemption rights, nor are the shares entitled to vote except as expressly may be provided by South Dakota law.

     In 1999, the Company's Board of Directors authorized the creation and issuance of an additional series of Preferred Stock, designated as "Series B Preferred Stock." At that time, 2,000,000 shares of Series B Preferred Stock were issued and sold to TPR Group, Inc., and 600,000 shares of Series C Preferred Stock were reserved for issuance to Old TPR, Inc. at a later date.

     The Series B Preferred Stock has a liquidation preference of $.15 per share, is convertible into shares of the Company's Common Stock at the rate of 10 shares of Common Stock for each share of Series B Preferred Stock, and entitles the holder thereof to elect a majority of the directors of the Company, and to vote along with the holders of the Company's Common Stock holders on all other matters, with the right to cast one vote for each share of the Company's Common Stock into which the Series B Preferred Stock is then convertible.

     The Series C Preferred Stock, when issued, will have an initial liquidation preference of $1.00 per share and will be convertible at the option of the holder at the rate of 10 shares of the Company's common stock for each share of Series C Preferred Stock. The Series C Preferred Stock would be redeemable by the Company, in whole or in part, at a price of $1.00 per share upon request of the holder given at any time after expiration of one full year from the date the Series C Preferred Stock is issued.

     Stock Options and Warrants. As of the Record Date, an aggregate of 1,083,834 shares of the Company's Common Stock were issuable upon exercise of stock options and stock purchase warrants then outstanding. Of these shares, 83,834 are issuable upon exercise of options granted under the Company's stock option plans, at prices that range between $0.25 and $0.32 per share. See "Management of InterActive Delaware - Stock Option Plans." An additional 1,000,000 shares were issuable upon the exercise of stock purchase warrants at $0.50 per share. The exercise price and number of shares issuable upon exercise of these warrants, which expire one year following satisfaction of the $500,000 note to Old TPR, Inc. are subject to proportional adjustment in the event of stock splits, stock dividends and similar events.

     Convertible Note. The Company has an outstanding promissory note in the amount of $20,000, which was convertible into shares of the Company's Common Stock at the price of $2.00 per share. The Note, which bears interest at the rate of 15% per annum, was due November 30, 1995, and is collateralized by substantially all the asset of the Company. At September 30, 2000, the holder of the note was owed an aggregate of $51,381, including accrued interest.

InterActive  Delaware
---------------------

     The authorized capital stock of InterActive Delaware consists of 50,000,000 shares of Common Stock, $.001 par value, and 10,000,000 shares of Preferred Stock, $.001 par value. As of the date of this Information Statement, 1,000 shares of InterActive Delaware's Common Stock were outstanding and owned by the Company, and no shares of InterActive Delaware's Preferred Stock were outstanding. As a consequence of the Reincorporation, InterActive Delaware expects to issue 5,276,039 shares of Common Stock, including 5,162,138 shares to be issued to the holders of the Company's Common Stock and 113,901 shares to be issued to the holders of the Company's Series A Preferred Stock. In addition, 2,000,000 shares of the Series A Preferred Stock of InterActive Delaware, and warrants and options to purchase up to an additional 1,083,834 shares of InterActive Delaware's Common Stock, will be issued as a consequence of the Reincorporation.

     Common Stock. Holders of InterActive Delaware's Common Stock are entitled to receive ratably dividends out of funds legally available for that purpose if, as and when declared by the Board of Directors of InterActive Delaware. The Company has never paid cash dividends on its Common Stock and the Board of Directors of InterActive Delaware does not anticipate that InterActive Delaware will pay cash dividends of its Common Stock in the foreseeable future. The future payment of dividends, if any, on InterActive Delaware's Common Stock is within the discretion of InterActive Delaware's Board of Directors and will depend upon earnings, capital requirements, financial condition and other relevant factors. The dividend rights of InterActive Delaware's Common Stock also are subject to the rights of any Preferred Stock which may be issued. Each holder of InterActive Delaware's Common Stock is entitled to one vote for each share held on each matter presented for stockholder action, and there is no cumulative voting in the election of directors. Holders of InterActive
Delaware's Common Stock have no preemptive, subscription, redemption or conversion rights. In the case of any liquidation, dissolution or winding up of the affairs of InterActive Delaware, holders of InterActive Delaware's Common Stock would be entitled to receive, pro rata, any assets distributable to common stockholders in respect of the number of shares held by them. The liquidation rights of InterActive Delaware's Common Stock would be subject to the rights of holders of any Preferred Stock outstanding at the time of such liquidation. All outstanding shares of InterActive Delaware's Common Stock are, and shares to be issued as a consequence of the Reincorporation will be, when issued, fully paid and nonassessable under the laws of the State of Delaware.

     Preferred Stock. InterActive Delaware is authorized to issue, subject to any limitations prescribed by the laws of the State of Delaware but without further action by the InterActive Delaware stockholders, up to 10,000,000 shares of Preferred Stock from time to time in one or more series with such designations, powers, preferences and relative voting, distribution, dividend, liquidation, transfer, redemption, conversion and other rights, preferences, qualifications, limitations or restrictions as may be provided for the issue of such series by resolution adopted by InterActive Delaware's Board of Directors. Such Preferred Stock could have priority over InterActive Delaware's Common Stock as to dividends and as to the distribution of InterActive Delaware's assets upon any liquidation, dissolution or winding up of InterActive Delaware. In addition, the InterActive Delaware Board of Directors may authorize and issue Preferred Stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of InterActive Delaware's Common Stock. The issuance of such Preferred Stock may have the effect of delaying, deferring or preventing a change in control of InterActive Delaware.

     The Board of Directors of InterActive Delaware has authorized the creation of two series of Preferred Stock to be designated as "Series A Preferred Stock" and "Series B Preferred Stock. As a part of the Reincorporation, 2,000,000 shares of Series A Preferred Stock will be issued to TPR Group, Inc. in exchange for the 2,000,000 shares of the Series B Preferred Stock of the Company currently outstanding and held by TPR Group, Inc., and 600,000 shares of Series B Preferred Stock have been authorized for issuance to TPR Group, Inc. in replacement for the 600,000 shares of the Series C Preferred Stock of the Company which TPR Group, Inc. is entitled to receive at a future date. The rights, preferences, privileges and limitations of the Series A Preferred Stock of InterActive Delaware are identical to those of the currently outstanding Series B Preferred Stock of the Company, and the rights, preferences, privileges and limitations of the Series B Preferred Stock of InterActive Delaware are identical to those of the Series C Preferred Stock of the Company which has been authorized for issuance by the Company's Board of Directors.

     Stock Options and Warrants. As a consequence of the Reincorporation, options and warrants to purchase an aggregate of 1,083,834 shares of InterActive Delaware's Common Stock will be issued in exchange for options and warrants to purchase shares of the Company's Common Stock that currently are outstanding. The exercise price and other terms and conditions of each of these options and warrants will be the same as those applicable to the options and warrants for which they are exchanged.

     2000 Stock Option Plan. In addition to the stock options previously granted by the Company which will be replaced with identical InterActive Delaware stock options, the Board of Directors of InterActive Delaware has adopted a 2000 Stock Option Plan pursuant to which options to purchase up to 3,000,000 of the Common Stock of InterActive Delaware may be granted. Approval of the Reincorporation by the shareholders of the Company will also constitute approval of the 2000 Stock Option Plan by the stockholders of InterActive Delaware.

     Subject  to  typical  antidilution   provisions  for  stock  splits,  stock
dividends  and the  like,  the 2000 Plan  authorizes  the  grant of  options  to purchase an aggregate of up to 3,000,000 shares of the Common Stock of InterActive Delaware over a period of up to ten years. If an option granted under the 2000 Plan expires or terminates, the shares subject to any unexercised portion of that option will again become available for the issuance of further options under the 2000 Plan. Options may be granted under the 2000 Plan which are intended to qualify as incentive stock options ("ISO's") under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or, alternatively, as stock options which will not so qualify ("Nonstatutory Stock Options"). The 2000 Plan terminates on September 30, 2010, and no options would be granted under the 2000 Plan thereafter.

     The 2000 Plan permits administration either by the Board of Directors or by a committee thereof consisting of two or more members of the Board who are non-employee directors and who have been appointed by the Board (the "Committee"). The Board of Directors or the Committee has the authority to select the persons to receive options granted under the 2000 Plan, the extent of their participation, and the terms and conditions of each stock option, subject to certain limitations set forth in the 2000 Plan. Full time officers and employees of the Company or its subsidiaries are eligible to be granted ISO's under the 2000 Plan. Directors are only eligible to receive ISO's if they are also full time employees of the Company. In addition, full and part time employees, officers, non-employee directors, consultants, major vendors and others expected to provide significant services to InterActive Delaware may be granted Nonstatutory Stock Options under the 2000 Plan.

     Options granted under the 2000 Plan become exercisable in accordance with the terms of the grant made by the Board of Directors or the Committee, as set forth in a written stock option agreement to be entered into by all participates receiving options granted under the 2000 Plan. The Board of Directors or the Committee has discretionary authority to select plan participants among eligible persons and to determine at the time an option is granted whether it is intended to be an ISO or a Nonstatutory Stock Option, and when and in what increments shares covered by the option may be purchased. Options may be granted on terms providing that they will be exercisable either in whole or in part at any time or times during their respective terms, or only in specified percentages at stated time periods or intervals during the term of the option. While the 2000 Plan does not limit the number of shares as to which options may be granted to any one participant (including officers and directors of InterActive Delaware), it does provide that no employee may be granted ISOs which first become exercisable in any calendar year to purchase shares of Common Stock having a fair market value (determined at the time of the grant of the option) in excess of $100,000, reduced by the fair market value (similarly determined) of any shares subject to ISO's granted under any other plan of InterActive Delaware which also become exercisable in such calendar year.

     For employees holding more than ten percent of the total combined voting power of all classes of outstanding stock, the purchase price of each option granted under the 2000 Plan cannot be less than 110% of the fair market value per share of InterActive Delaware's Common Stock subject thereto on the date of the grant. For all other participants, the option exercise price may not be less than the fair market value per share of InterActive Delaware's Common Stock subject thereto on the date of the grant in the case of an ISO, nor less than 85% of the fair market value per share of InterActive Delaware's Common Stock on the date of the grant in the case of Nonstatutory Stock Options. Upon exercise of an option, the exercise price shall be payable in full to InterActive Delaware.

     The 2000 Plan provides for payment of the exercise price of any option granted under the 2000 Plan in full (i) in cash, (ii) by the surrender of shares of InterActive Delaware's Common Stock in good form for transfer, owned by the person exercising the option and having a fair market value on the date of exercise equal to the exercise price, (iii) in any combination of cash and shares of InterActive Delaware's Common Stock, as long as the sum of the cash so paid and the fair market value of the shares so surrendered equal the exercise price, or (iv) in such other consideration as the Board of Directors or the Committee may from time to time in the exercise of its discretion deem acceptable in a particular instance.

     If an optionee's employment is terminated other than for cause, the employee will have the right to exercise his or her option to the extent then exercisable, but, in the case of an ISO, it must be exercised within a three month period thereafter. If an optionee dies while still employed, or within the period of time after his or her voluntary retirement specified in the applicable stock option agreement, the option may be exercised at any time within twelve months thereafter by his or her estate or by the person or persons to whom rights under the option passed by will or the laws of descent or distribution, but only to the extent such option was exercisable by him or her on that date. The Board of Directors or the Committee may accelerate the time at which options may be exercised. Options granted under the 2000 Plan are not transferable except by will and the laws of descent and distribution. During the life of the person to whom an option is granted, that person alone may exercise such option.

     Within the limits of the 2000 Plan, the Board of Directors or the Committee may also modify, extend or renew outstanding options or accept the cancellation of outstanding options (to the extent not previously exercised) for the granting of new stock options in substitution therefor. However, no modification of an option which alters or impairs any rights or obligations under any option previously granted may be made without the consent of the optionee.

     The Board of Directors or the Committee may, without affecting any outstanding options, from time to time revise or amend the 2000 Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may either increase the number of shares subject to the 2000 Plan (with the exception of adjustments resulting from changes in capitalization) or change the class of participants eligible to receive options granted under the 2000 Plan without stockholder approval.

     In general, neither the grant nor the exercise of ISO's under the 2000 Plan will result in the recognition of taxable income to the optionee nor the recognition of a federal income tax deduction to InterActive Delaware. In addition, the subsequent sale of the option shares by the optionee will not result in a federal income tax deduction to the Company, but gains recognized by the optionee upon such sale will be deemed ordinary income or capital gains depending on the length of time involved. In general, the grant of a Nonstatutory Stock Option will not result in either the recognition of taxable income nor a federal income tax deduction to the optionee and InterActive Delaware, respectively. Upon exercise, the optionee generally will recognize ordinary income for federal income tax purposes equal to the excess of the fair market value of InterActive Delaware's Common Stock as of the date of exercise over the exercise price paid for such option shares, and the Company will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the optionee. In general, further gain or loss realized by such optionee on the subsequent disposition of such option shares will be long term or short term capital gain or loss, depending on the length of time the option shares are held after the option is exercised.

             COMPARISON OF RIGHTS OF SHAREHOLDERS OF THE COMPANY TO
                 RIGHTS OF STOCKHOLDERS OF INTERACTIVE DELAWARE

     If the Reincorporation is consummated, the Company would be merged with and into Interactive Delaware and the Company's shareholders would become stockholders of Interactive Delaware. The Company currently is governed by the laws of South Dakota, and its Amended Articles of Incorporation and Bylaws. Interactive Delaware is incorporated under and is governed by the laws of Delaware, its Certificate of Incorporation and its Bylaws.

     While the rights and privileges of shareholders of a South Dakota corporation are, in many instances, comparable to those of stockholders of a Delaware corporation, there are differences. The following is a summary of certain significant differences between the provisions of the Amended Articles of Incorporation of the Company and the Certificate of Incorporation of Interactive Delaware, as well as differences between the corporation laws of South Dakota and Delaware.

Amendments  to  Governing  Documents
------------------------------------

     South Dakota. With certain exceptions, an amendment to the articles of incorporation of a South Dakota corporation must first be adopted by a resolution of its board of directors. The directors' resolution must set forth the proposed amendment and direct that it be submitted to a vote of the shareholders at either an annual or a special meeting of shareholders. The amendment is adopted upon receiving the affirmative vote of a majority of the shares entitled to vote, unless the articles of incorporation specify a higher percentage, or unless any class of shares is entitled to vote as a class on the amendment, in which case the amendment is adopted upon receiving the affirmative vote of the holders of a majority of shares of each class entitled to vote as a class and of the total number of shares entitled to vote.

     The South Dakota Business Corporations Act (the "SDBCA") provides that shares of one class are entitled to vote as a class if the amendment would do any of the following: (i) increase or decrease the aggregate number of authorized shares of such class; (ii) increase or decrease the par value of the shares of such class; (iii) effect an exchange, reclassification or cancellation of all or parts of the shares of such class; (iv) effect an exchange, or create a right of exchange, of all or any part of the shares of another class into the shares of such class; (v) change the designations, preferences, limitations or relative rights of the shares of such class; (vi) change the shares of such class, whether with or without par value, into the same or a different number of shares, either with or without par value, of the same class or another class or classes; (vii) create a new class of shares having rights and preferences prior and superior to the shares of such class, or increase the rights and preferences of any class having rights and preferences prior or superior to the shares of such class; (viii) in the case of a preferred or special class of shares, divide the unissued shares of such class into series and fix and determine the designation of such series and the variations in the relative rights and preferences between the shares of such series or authorize the board of directors to do so; (ix) limit or deny the existing preemptive rights of the shares of such class; or (x) cancel or otherwise affect dividends on the shares of such class which have accrued but have not been declared.

     Under the SDBCA, a corporation's bylaws may be amended or repealed by the board of directors, unless the/ corporation's articles of incorporation reserve that power to the shareholders of the corporation. The Bylaws of the Company provide that they may be altered or repealed at any regular or special meeting of the shareholders subject to certain notice requirements, or at any regular or special meeting of the board of directors.

     Delaware. For a Delaware corporation to amend its certificate of incorporation, its board of directors must first adopt a resolution declaring the advisability of the proposed amendment and submitting the proposed amendment to the stockholders at either an annual or special meeting of stockholders. The amendment is adopted upon the affirmative vote of a majority of the outstanding stock entitled to vote, and a majority of each class entitled to vote as a class on the amendment, unless a higher vote is required by the corporation's certificate of incorporation. If an amendment would increase or decrease the aggregate number of authorized shares of a class of stock or change the par value for shares of a class, such shares are entitled to vote as a class on the amendment. Furthermore, if an amendment would alter the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, that class or series has the power to vote as a class, notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. The Delaware General Corporation Law (the "Delaware Law") also states that the stockholders have the power to adopt, amend or repeal the bylaws of a corporation, provided that the certificate of incorporation also may confer such power on the board of directors. Even if the board has the power to amend the bylaws, however, this does not divest the stockholders of that power. Interactive Delaware's Certificate of Incorporation provides that the board of directors may amend the Bylaws of Interactive Delaware.

Vote  Required  for  Extraordinary  Transactions
------------------------------------------------

     South Dakota. The SDBCA requires that the principal terms of a merger first be approved by the board of directors of each corporation that is a party to the merger. Thereafter, the shareholders of each corporation, after receiving a specified notice at least 20 days in advance of a special or annual meeting of shareholders, must approve the merger. The merger is approved by the shareholders of a corporation upon the affirmative vote of a majority of the shares entitled to vote thereon, unless any class of shares is entitled to vote as a class on the merger, in which case, as to that corporation, the merger is approved upon receiving the affirmative vote of the holders of a majority of the shares of each class entitled to vote as a class and of the total number of shares entitled to vote on the merger. A class of shares is generally entitled to vote as a class on a merger if the plan of merger contains any provision that would entitle that class to vote as a class if it was contained in a proposed amendment to the articles of incorporation, as described above. No vote of shareholders of either corporation involved in a merger is required where one corporation that is a party to the merger owns at least 90 percent of the outstanding shares of the other corporation involved in the merger and the corporation owning 90 percent or more of the outstanding shares will be the surviving corporation in the merger.

     Delaware. Under the Delaware Law, a plan of merger must also first be approved by the board of directors of each corporation that is a party to the merger and then submitted for a vote of the stockholders of the affected corporations. Stockholders must receive notice of the meeting at least 20 days prior to the meeting. A plan of merger is approved upon the majority vote of the outstanding shares of each corporation entitled to vote on the merger.
Unlike the SDBCA, the Delaware Law provides that the stockholders of a corporation are not required to approve a merger if (i) the plan of merger does not amend the corporation's certificate of incorporation in any respect, (ii) each share of stock of that corporation immediately outstanding will continue as one identical share of stock of the surviving corporation after the merger and
(iii) either (A) no shares of common stock (or securities convertible into such shares) of the surviving corporation are to be issued or delivered under the plan of merger or (B) the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under the plan, do not exceed 20 percent of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     Both the SDBCA and the Delaware Law contain similar vote requirements applicable to proposed sales of all or substantially all of a corporation's assets and property outside the ordinary course of business.

Statutory  Provisions  Affecting  Control
-----------------------------------------

     South Dakota. Certain provisions of the SDBCA affect the control of a publicly owned corporation such as the Company, which may have an anti-takeover impact and may make tender offers, proxy contests and certain mergers more difficult to consummate.

     Sections 47-33-17 through 47-33-19 of the SDBCA (the "Fair Price Act"), provide that a South Dakota "public corporation" (such as the Company) may not engage in a "business combination" with an interested shareholder" unless certain conditions are met. An "interested shareholder" is one that (i) directly or indirectly beneficially owns 10 percent or more of the outstanding voting shares of the corporation or (ii) is an affiliate or associate of the corporation and at any time within the last four years was the beneficial owner, directly or indirectly, of 10 percent or more of the corporation's voting stock. In general, if a "business combination" (as defined in the Fair Price Act)
occurs with an "interested shareholder," all other shareholders of the corporation would be entitled to receive for their shares, as a consequence thereof, consideration, in cash, at least equal to the higher of (1) the highest per share price paid for any common shares of the same class acquired by the interested shareholder within the three-year period immediately prior to the announcement of the business combination, or within the three-year period immediately prior to, or in, the transaction in which the interested shareholder became, an interested shareholder, whichever is higher; and (2) ) the market value per common share on the announcement date of the business combination or on the interested shareholder's share acquisition date. In addition, the other shareholders would also be entitled to receive interest compounded annually from the earliest date on which the highest per-share acquisition price was paid through the consummation date at the rate for one-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid. Certain business combinations are excluded from the Fair Price Act, including a business combination or purchase of shares by an interested shareholder that was approved by the corporation's board of directors prior to the interested shareholder's share acquisition date, or by the holders of a majority of the outstanding voting shares, not including any voting shares beneficially owned by the interested shareholder, in specified circumstances.

     Under Sections 47-33-8 through 47-33-16 of the SDBCA (the "Control Share Act"), the shares of stock acquired by an acquiring person in a "control share acquisition" that exceed certain thresholds of voting power do not have voting rights unless the holders of the other voting shares vote to grant voting rights to the acquiring person's shares. Subject to a number of exceptions, a "control share acquisition" is an acquisition, directly or indirectly, by an acquiring person of beneficial ownership of shares of a South Dakota "public corporation" (such as the Company) that would, when added to all other shares beneficially owned by the acquiring person, entitle the acquiring person to acquire voting power of 20% or more, or increase the acquiring person's voting power above 20% and up to 50%, in the election of directors.

     Delaware. Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" by Delaware corporations with "interested stockholders" are subject to a three-year moratorium unless specified conditions are met. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder, sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it has also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3 %) of the voting stock not owned by the interested stockholder.

     Section 203 only applies to Delaware corporations which have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the NASDAQ Stock Market, or (iii) held of record by more than 2,000 stockholders. Accordingly, Section 203 will not be immediately applicable to InterActive Delaware after the Reincorporation. A Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority stockholder vote and may not be further amended by the board of directors. InterActive Delaware has not opted out of coverage by Section 203 in its original Certificate of Incorporation and management of InterActive Delaware does not plan to opt out of coverage in the near future.

Dissenters'  and  Appraisal  Rights
-----------------------------------

     Under both the SDBCA and the Delaware Law, a stockholder of a corporation participating in certain major corporate transactions such as mergers may, under varying circumstances, be entitled to dissenters' or appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair value of the stockholder's shares in lieu of the consideration the stockholder would otherwise receive in the transaction.

     Delaware. Under the Delaware Law, appraisal rights are not available with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation. With respect to mergers and consolidations, appraisal rights also are not available under the Delaware Law as to shares that are either listed on a national securities exchange or designated as a national market system security on The Nasdaq Stock Market or that are held of record by more than 2,000 holders if, in either case, the stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or designated as a national market system security on The Nasdaq Stock Market or held of record by more than 2,000 holders, plus cash in lieu of fractional shares.

     In addition, appraisal rights are not available under the Delaware Law to the stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger, such as where the plan of merger does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical share after the merger, and the number of shares to be issued in the merger does not exceed 20 percent of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

     South Dakota. The limitations on the availability of dissenters' rights under the SDBCA are different from those under the Delaware Law. Shareholders of a South Dakota corporation (such as the Company) have the right to dissent from, and to receive payment for their shares in the event of certain transactions to which the corporation is a party, including mergers, sales of all or substantially all of the corporation's assets outside the ordinary course of business and certain amendments to the corporation's articles of incorporation that adversely affect the rights of the shareholders' shares. The right to dissent does not apply to the shareholders of a corporation surviving a merger if the vote of the shareholders of the surviving corporation was not required to approve the merger. As discussed above, shareholders of each South Dakota corporation involved in a merger generally must approve the merger, except where one of the corporations owns at least 90 percent of the outstanding stock of the other corporation involved in the merger and the corporation owning such stock will be the surviving corporation. Unlike the Delaware Law, the SDBCA does not provide other exceptions from the right to dissent from certain transactions.

Size  of  the  Board  of  Directors
-----------------------------------

     Delaware. The Delaware Law permits the board of directors of a Delaware corporation to change the authorized number of directors by amendment to the corporation's bylaws or in the manner provided in the bylaws. However, if the number of directors is set in the corporation's certificate of incorporation, the number of directors may be changed only by amending the certificate of incorporation. Interactive Delaware's Certificate does not fix the number of directors, except to say that the number of directors shall be as fixed by a resolution of the Board of Directors. Interactive Delaware's Bylaws provide that the number of directors shall not be less than three and shall be determined from time to time by resolution of the Board of Directors. As a result, the Board of Directors of Interactive Delaware may change the authorized number of directors without stockholder approval by resolution. As discussed below, the SDBCA requires that the board of directors consist of at least nine members before the board can classify itself into different classes. The Delaware Law does not contain such a requirement.

     South Dakota. Under the SDBCA, the articles of incorporation or bylaws of a corporation may fix the number of directors. However, the corporation's articles of incorporation must establish the number of directors on the corporation's initial board of directors. If the bylaws fix the number of directors, the number of directors may thereafter be increased or decreased from time to time by amendment to the bylaws. However, if the bylaws do not set the number of directors, then the original designation in the articles of incorporation controls.

Cumulative  Voting
------------------

     In an election of directors under cumulative voting, each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A stockholder may cast all such votes for a single nominee or may allocate the votes among as many nominees as the stockholder may choose. Without cumulative voting, the holders of a majority of shares present at an annual or special meeting held to elect directors would have the power to elect all of the directors to be elected at that meeting and no nominee could be elected without the support of a majority of the shares voting at the meeting.

     Delaware. Under the Delaware Law, cumulative voting in the election of directors is not mandatory. While Delaware corporations may include in their certificate of incorporation a provision allowing for such cumulative voting rights, Interactive Delaware's Certificate of Incorporation does not permit cumulative voting.

     South Dakota. Under the South Dakota Constitution and the SDBCA, cumulative voting is a right for the shareholders of all corporations. South Dakota corporations cannot eliminate cumulative voting in the election of directors through their articles of incorporation, bylaws or otherwise. As such, shareholders of the Company currently are able to elect directors by cumulative voting. As a result of the Reincorporation, the right of cumulative voting for the election of directors will be eliminated.

Classified  Board  of  Directors
--------------------------------

     A classified board is one for which a certain number, but not all, of the directors are elected on a rotating basis each year. A classified board makes changes in the composition of the board of directors more difficult and thus a potential change in control of a corporation more difficult.


     Delaware. The Delaware Law permits, but does not require, a classified board of directors, divided into as many as three classes. The Certificate of Incorporation of InterActive Delaware does not provide for a classified board of directors.

     South Dakota. The SDBCA also permits a corporation with a board of directors consisting of at least nine persons to divide its board of directors into as many as three classes. The Company's Articles of Incorporation do not provide for a classified board of directors.

Removal  of  Directors
----------------------

     Delaware. Under the Delaware Law, a director of a corporation generally may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. However, unless the corporation's certificate of incorporation provides otherwise, if the corporation's board of directors is classified, directors may be removed only for cause. Also, in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against the director's removal would be sufficient to elect the director if then cumulatively voted at an election of the entire board of directors, or, if there are classes of directors, at any election of the class of directors of which the director is a part. Interactive Delaware's Certificate of Incorporation provides that directors may be removed only for cause. Interactive Delaware's Certificate does not provide for cumulative voting.

     South Dakota. The SDBCA does not specifically provide for the removal of directors. Under the Amended Articles of Incorporation of the Company, subject to the rights of any class of stock then outstanding, any director may be removed from office, but only for cause and only by shareholder action. Generally, the vote for removal must be by a majority of shares entitled to vote on the election of directors. However, if less than the entire Board is to be removed, no single director may be removed if the votes cast against his removal would be sufficient to elect the director if then cumulatively voted at an election of the class of directors of which the director is a part.

Filling  Vacancies  on  the  Board  of  Directors
-------------------------------------------------

     Delaware. Under the Delaware Law, vacancies may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the corporation's certificate of incorporation or bylaws. As permitted by the Delaware Law, the Interactive Delaware Certificate of Incorporation provides that vacancies shall be filled by a majority of the directors then in office, subject to the rights of the holders of any class or series of preferred stock then outstanding.

     The Delaware Law also provides that if, at the time of filling any vacancy, the directors then in office constitute less than a majority of the board (as constituted immediately prior to any increase), the Delaware Court of Chancery may, upon application of any holder or holders of at least 10 percent of the total number of the shares at the time outstanding having the right to vote for directors, summarily order a special election to be held to fill any such vacancy or to replace directors chosen by the board to fill such vacancies.

     South Dakota. Under the SDBCA, any vacancy on the board of directors may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum. Each director elected to fill a vacancy is elected for the unexpired part of the term of the person's predecessor.

Interested  Director  Transactions
----------------------------------

     Delaware. Under Delaware law, contracts or transactions between a corporation and one or more of its directors, or between a corporation and any other entity in which one or more of its directors have a financial interest or are directors, are not void or voidable simply because of such interest or because the director is present at a meeting of the board which authorizes or approves the contract or transaction, provided that either: (i) the material facts as to the director's interest are disclosed to or known by the board (or committee) and the board (or committee) in good faith authorizes the transaction by a majority vote of "disinterested" directors; (ii) the stockholders approve the contract or transaction in good faith after full disclosure of the material facts relating to the director's interest; or (iii) the contract or transaction was "fair" to the corporation at the time it was approved.

     South Dakota. The SDBCA does not contain a similar provision.

Derivative  Suits
-----------------

     Delaware. In Delaware, a stockholder may bring a derivative action if the person was a stockholder at the time of the transaction in question. A stockholder may not bring a derivative action unless the stockholder first makes a demand on the corporation that it bring suit and the corporation refuses, unless the demand would have been "futile."

     South Dakota. Under the SDBCA, a shareholder-plaintiff in a derivative action must allege in the complaint that the person was a shareholder at the time of the transaction or that the person's shares devolved on the person thereafter by operation of law. The complaint also must set forth the efforts, if any, that the shareholder made to obtain the action the shareholder desires from the directors and, if necessary, from the shareholders, and the shareholder's reasons for the shareholder's failure to obtain that action or not making the effort.

Power  to  Call  Special  Stockholders'  Meeting
------------------------------------------------

     Delaware. Under the Delaware Law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Interactive Delaware Bylaws provide that special meetings may be called by an executive officer of Interactive Delaware whenever directed by the Board of Directors.

     South Dakota. Under the SDBCA, a special meeting of shareholders may be called by the president, the board of directors, the holders of shares of not less than 10 percent of the shares entitled to vote at such meeting or such additional persons as are authorized by the articles of incorporation. The Amended Articles of Incorporation of the Company authorize any executive officer of the Company to call a special meeting whenever directed by the Board of Directors.

Preemptive  Rights.
-------------------

     Delaware. Under the Delaware Law, stockholders do not have preemptive rights to subscribe for issuances of equity securities unless the certificate of incorporation of the Delaware corporation otherwise provides. The Certificate of Incorporation of InterActive Delaware does not provide preemptive rights for the holders of InterActive Delaware's Common Stock

     South Dakota. The SDBCA provides that shareholders of a South Dakota corporation have preemptive rights to subscribe for certain issuances of equity securities unless the articles of Incorporation of the South Dakota corporation otherwise provide. The Company's Articles of Incorporation do not expressly eliminate these preemptive rights. However, the Company's Board of Directors has been advised that statutory preemptive rights are no longer applicable to a South Dakota corporation once the corporation, such as the Company, has conducted an initial public offering.

Increase  of  Indebtedness
--------------------------

     Delaware. The Delaware Law does not contain provisions that specifically limit the ability of a Delaware corporation to incur indebtedness.

     South Dakota. Under the South Dakota Constitution and the SDBCA, a Corporation may not increase its indebtedness without first obtaining approval of the shareholders at a meeting held after not less than 60 days' notice.

Loans  to  Non-employee  Directors
----------------------------------

     Delaware. The Delaware Law does not specifically prohibit a Delaware corporation from lending money to a non-employee director.

     South Dakota. Under the SDBCA, a corporation may not lend money or use its credit to assist a director who is not also an employee of the corporation without shareholder approval.

Limitation  of  Liability
-------------------------

     The SDBCA and the Delaware law permit corporations to adopt a provision in their articles or certificate of incorporation eliminating, with certain exceptions, the personal liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty as a director.

     Delaware. Under the Delaware Law, a corporation may not eliminate or limit director monetary liability for (i) breaches of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) unlawful dividends, stock repurchases or redemptions, or (iv) transactions from which the director received an improper personal benefit. This provision also may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission. Interactive Delaware's Certificate of
Incorporation contains a provision stating that directors shall not be personally liable for monetary damage to the corporation, except to the extent required by the Delaware Law.

     South Dakota. The SDBCA does not permit the elimination of monetary liability where such liability is based on: (i) a breach of the director's duty of loyalty to the corporation or its shareholders for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (ii) improper dividends or distributions, unauthorized purchases of shares, improper loans or commencing business before the corporation obtains its minimum capital; or (iii) any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Company currently do not include the necessary provisions to eliminate or limit the liability of the Company's directors.

Indemnification
---------------

     Delaware. The Delaware Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided that there is a determination by a majority vote of disinterested directors (even though less than a quorum) or, if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or by the stockholders, that the person seeking indemnification acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to a criminal proceeding, which the person had no reasonable cause to believe the person's conduct was unlawful. Without court approval, however, no indemnification may be made in respect of any derivative action in which the person is adjudged liable to the corporation. The Delaware Law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise. Interactive Delaware's Certificate of Incorporation provides that directors and executive officers shall be indemnified to the full extent provided by the Delaware Law. As to other persons who are not directors or executive officers but who may be eligible for indemnification, the Certificate of Incorporation provides that such persons may be indemnified by Interactive Delaware to the extent permissible by law and the Certificate and authorized by the Board of Directors. The Certificate further provides that Interactive Delaware may purchase and maintain insurance to cover such expenses, whether or not indemnification would be permissible under the Delaware Law in the absence of insurance.

     South Dakota. Like the Delaware Law, the SDBCA permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions, no indemnification may be made when a person is adjudged liable to the corporation for negligence or misconduct in the performance of that person's duty to the corporation, unless a court determines that the person is entitled to indemnity for expenses in view of all the circumstances, and then indemnification may be made only to the extent that the court determines.

     Indemnification is permitted by the SDBCA only for acts that the person seeking indemnification in good faith believed to be in the best interests of the corporation and its shareholders, and with respect to a criminal proceeding, that the person had no reasonable cause to believe the person's conduct was unlawful, as determined by a majority vote of a quorum of disinterested directors, independent legal counsel in a written opinion (whether or not a quorum of disinterested directors is obtainable) or by the shareholders. Indemnification of expenses is required when the individual has successfully defended the action on the merits. The Articles of Incorporation of the Company currently do not contain provisions comparable to those set forth in the Certificate of Incorporation of InterActive Delaware regarding enhanced indemnification of directors and executive officers.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company and Interactive Delaware pursuant to the foregoing provisions, or otherwise, the Company and Interactive Delaware have been advised in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

             FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The Reincorporation is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of consummation of the Reincorporation, and no gain or loss will be recognized by the Company or InterActive Delaware. Each former holder of capital stock of the Company will have the same basis in the capital stock of InterActive Delaware received by such holder pursuant to the Reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the reincorporation. Each shareholder's holding period with respect to InterActive Delaware's capital stock will include the period during which such holder held the corresponding Company capital stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

                         DISSENTERS' RIGHTS OF APPRAISAL

     Under the provisions of Section 47-6-23 of the SDBCA, any shareholder of the Company may dissent from the proposed Reincorporation and be paid the "fair value" of that person's shares of the Company's Common Stock, Series A Preferred Stock and/or Series B Preferred Stock, as the case may be, by complying with the procedures set forth in Sections 47-6-23 through 47-6-50 of the SDBCA. Any shareholder who delivers written notice of dissent to the Company at or before the Meeting and who does not vote for approval of the Reincorporation at the Meeting has the right to receive the fair value of the person's shares if the Reincorporation is approved and the proposed Reincorporation is consummated. A shareholder may not dissent as to less than all of the shares beneficially owned by him or her.

     A  shareholder   who  wishes  to  dissent  must  follow  certain   required
procedures. To claim dissenters' rights, a shareholder initially must:

     (i) refrain from voting in favor of the Reincorporation (there is no requirement that a shareholder vote against approval of the Reincorporation); and

     (ii) deliver to the Company, before the vote is taken on the Reincorporation at the Meeting, a written notice of dissent (voting against approval of the Reincorporation will not satisfy this requirement). The notice must state that the shareholder intends to demand payment for the person's shares if the Reincorporation is approved and consummated.

     After the Reincorporation is approved, the Company must thereafter give notice of such approval to each shareholder that properly demanded the right to receive the fair value of the person's shares. Within 30 days of the date the notice is delivered, the shareholder must file with the Company a written demand for payment (in the form contained in the notice), including a certification as to the date that the shareholder acquired beneficial ownership of the shares and deposit with the Company the certificate or certificates evidencing such shares in accordance with the terms of the notice. A shareholder who properly demands payment and deposits the applicable stock certificates retains all other rights of a shareholder until those rights are canceled or modified by the taking of the actions contemplated by the Plan of Reincorporation. A shareholder who does not demand payment or deposit the applicable stock certificates as required in the notice loses his or her dissenters' rights.

     If the Reincorporation does not occur, a court determines that the shareholder is not entitled to payment, or the shareholder otherwise loses dissenters' rights, the shareholder will not be entitled to receive the payment demanded for the person's shares. If the Reincorporation does not occur, a dissenting shareholder will be reinstated to the person's rights as a shareholder.

     Immediately upon consummation of the Reincorporation, the Company must send to the dissenting shareholder the amount that the Company estimates to be the fair value of the person's shares, plus accrued interest, if any. The payment must be accompanied by (i) the Company's balance sheet and statement of income for a fiscal year ended not more than 16 months before the date of payment, together with the latest available interim financial statements, (ii) a statement of the Company's estimate of the fair value of the shares and (iii) a notice of the dissenter's right to demand payment based on the dissenting shareholder's estimate of the fair value of the person's shares, accompanied by a copy of Sections 47-6-23 through 47-6-50 of the SDBCA.

     Within 30 days after the Company has made payment for the shares, the shareholder may notify the Company in writing of the person's own estimate of the fair value of the shares and the amount of interest due, and demand payment of that estimate, less any payment already forwarded to him or her. The shareholder's right to pursue further a differing amount for the person's shares terminates if the shareholder fails to act within that 30-day period.

     If the shareholder demands an amount for the person's shares different than that paid by the Company, then, within 60 days after receiving the shareholder's demand for payment of a different amount, the Company may file an action in an appropriate court to determine the fair value of the shareholder's shares and accrued interest. If the Company does not file the action within the 60-day period, the Company will be required to pay the dissenting shareholder the amount the shareholder has demanded. This summary discussion of Sections 47-6-23 through 47-6-50 is not intended to be a complete description of the provisions of those sections and is qualified in its entirety by reference to Sections 47-6-23 through 47-6-50 of the SDBCA, a copy of which is attached as Exhibit E to this Information Statement and incorporated by reference herein.

     THE COMPANY IS NOT OBLIGATED TO CONSUMMATE THE REINCORPORATION IF DISSENTERS' RIGHTS ARE ASSERTED WITH RESPECT TO MORE THAN TWO PERCENT OF THE SHARES OF THE COMPANY"S COMMON STOCK AND/OR SERIES A PREFERRED STOCK CURRENTLY OUTSTANDING. THE COMPANY WILL REQUIRE STRICT COMPLIANCE WITH SECTIONS 47-6-23 THROUGH 47-6-50 OF THE SDBCA BY ANY SHAREHOLDER SEEKING TO ASSERT DISSENTERS' RIGHTS.

     THE  ABOVE  DISCUSSION  OF  RIGHTS  OF  DISSENTING  SHAREHOLDERS  DOES  NOT
CONSTITUTE   LEGAL  ADVICE.   SHAREHOLDERS   SEEKING  TO  EXERCISE  AND  PERFECT
DISSENTERS' RIGHTS SHOULD SEEK LEGAL COUNSEL.

                              AVAILABLE INFORMATION

     The Company reports the information requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, NW, Washington, DC 20549 or at the Regional Offices of the Commission which are located as follows:
Northwestern  Atrium  Center,  500  West  Madison  Street,  Suite 1400, Chicago,
Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Commission at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549. The Commission maintains a Web site that contains reports, proxy statements and other information filed electronically by the Company with the Commission which can be accessed over the internet at http://www.sec.gov.

                           FORWARD-LOOKING STATEMENTS

     This Information Statement, as well as documents, reports and other information filed with the Commission, may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the Commission in its rules, regulations and releases, which represent the Company's expectations or beliefs, including but not limited to, statements concerning the Company's operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond the company's control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other Company filings with the Commission.

                                  OTHER MATTERS

     Management of the Company knows of no other matter that may come before the Meeting.

                             INDEPENDENT  AUDITORS

     Selection of the independent auditors is made by the Company's Board of Directors upon consultation with the Audit Committee. The Company's independent auditors for the fiscal years ended September 30, 1999 and 2000 were McGladrey & Pullen LLP. The Board of Directors of InterActive Delaware will select the auditors for the fiscal year of InterActive Delaware ending September 30, 2001 at a future meeting. Representatives of McGladrey & Pullen LLP are expected to attend the Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

              STOCKHOLDER  PROPOSALS  FOR  2001  ANNUAL  MEETING

     Proposals to be presented by stockholders of InterActive Delaware at the 2001 Annual Meeting must be received by the Company at its principal executive office not less than 30 days nor more than 60 days prior to the scheduled date of the meeting (or, if less than 40 days' notice or prior public disclosure of the date of the meeting is given, the 10th day following the earlier of (i) the day such notice was mailed or (ii) the day such public disclosure was made) to be considered for inclusion in the proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders.

     Under Rule 14a-8 adopted by the Commission under the Exchange Act, proposals of shareholders must conform to certain requirements as to form and may be omitted from the proxy statement and proxy under certain circumstances. In order to avoid unnecessary expenditures of time and money by stockholders, stockholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal.

                                 ANNUAL  REPORT

     The Company's 1999 Annual Report to Shareholders is being mailed to all of the Company's shareholders with this Information Statement. The Annual Report to Shareholders includes the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1999. Except to the extent otherwise specifically provided herein, these documents are not incorporated into this Proxy Statement and are not considered proxy-soliciting material. Copies of the Company's Annual Report to Shareholders are also available without charge to any shareholder entitled to notice of and to vote at the Meeting, by contacting the Company at
(605) 363-5117.

                                    EXHIBITS

      A.     Certificate  of  Incorporation  of  InterActive  Delaware.

      B.     Bylaws  of  InterActive  Delaware

      C.     Agreement  and  Plan  of  Reincorporation.

      D.     2000  Stock  Option  Plan  of  InterActive  Delaware

      E.     Sections  47-6-23  through  47-6-23.3,  inclusive,  and  Sections
             47-6-40  through   47-6-50,  inclusive,   of   the   South  Dakota
             Business Corporation Act.

                                                                       EXHIBIT A


                          CERTIFICATE OF INCORPORATION

                                       OF

                                INTERACTIVE INC.

     FIRST:     The  name  of  the  corporation  is  "InterActive  Inc."

     SECOND:    The  address of the corporation's registered office in the State of Delaware is 15 E. North Street, Dover, Delaware 19901. The name of its registered agent at such address is Paracorp Incorporated.

     THIRD:     The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares which the corporation shall have authority to issue is 60,000,000, of which 50,000,000 shares shall be common stock, $.001 par value ("Common Stock"), and 10,000,000 shares shall be preferred stock, $.001 par value ("Preferred Stock"). The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the Preferred Stock in series, and by filing a certificate pursuant to the applicable laws of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each such series shall include, but not be limited to, the determination of the following:

          (a) The number of shares constituting that series and the distinctive designation of that series; (b) The dividend rate, if any, on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative priority, if any, of payment of dividends on shares of that series; (c) Whether that series shall have voting rights, in addition to the voting rights expressly required by law, and, if so, the terms of such voting rights; (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine; (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in the case of redemption, which amount may vary under different conditions and at different redemption dates; (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; (g) The rights of the shares of that series in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and (h) Any other relative rights, preferences and limitations of that series.

     FIFTH:     The  name  and  mailing  address  of  the  incorporator  of  the corporation is James M. Phillips, Jr., 6359 Paseo Del Lago, Carlsbad, California 92009.

     SIXTH: The Board of Directors of the corporation is expressly authorized to make, alter or repeal the Bylaws of the corporation, but the stockholders may make additional Bylaws and may alter or repeal any bylaw whether adopted by them or otherwise.

     SEVENTH:     Elections of directors need not be by written ballot except to the  extent  provided  in  the  Bylaws  of  the  corporation.

     EIGHTH: A director of the corporation shall not be liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation in respect of any act or omission occurring prior to the time of such repeal or modification.

     NINTH: The corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article NINTH.

     IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated therein are true, this 15th day of December, 2000.


                                                    ---------------------------
                                                    James  M.  Phillips,  Jr.

                                                                       EXHIBIT B


                                    BYLAWS OF

                                INTERACTIVE INC.


                                    ARTICLE I

                                  Stockholders

     Section  1.1.          Annual  Meetings.  An annual meeting of stockholders
                            ----------------
shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

     Section  1.2.          Special  Meetings.  Special meetings of stockholders
                            -----------------
for any purpose or purposes may be called at any time by the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors, and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, but such special meetings may not be called by any other person or persons.

     Section  1.3.          Notice  of  Meetings.   Whenever   stockholders  are
                            --------------------
required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     Section 1.4.          Adjournments.  Any meeting of stockholders, annual or
                           ------------
special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section  1.5.          Quorum.  At  each  meeting  of  stockholders, except
                            ------
where otherwise provided by law or the certificate of incorporation or these bylaws, the holders of shares representing a majority of the votes entitled to be cast by the holders of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these bylaws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

     Section  1.6.          Organization.  Meetings  of  stockholders  shall  be
                            ------------
presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 1.7.          Voting; Proxies.  Except as otherwise provided in the
                           ---------------
certificate of incorporation or any amendment thereto, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of shares representing a majority of the votes entitled to be cast by the holders of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the certificate of incorporation or these bylaws, be decided by the vote of shares representing a majority of the votes entitled to be cast by the holders of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting.

     Section  1.8.          Fixing  Date  for  Determination  of Stockholders of
                            ----------------------------------------------------
Record.  In  order  that the corporation may determine the stockholders entitled
------
to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 1.9.          List of Stockholders Entitled to Vote.  The Secretary
                           -------------------------------------
shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

     Section 1.10.          Action by Consent of Stockholders.  Unless otherwise
                            ---------------------------------
restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                                   ARTICLE II

                               Board of Directors

     Section 2.1.          Number; Qualifications.  The Board of Directors shall
                           ----------------------
consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

     Section 2.2.          Election; Resignation; Removal; Vacancies.  The Board
                           -----------------------------------------
of Directors shall initially consist of the persons named as Directors by the Incorporator, and each Director so elected shall hold office until the first annual meeting of stockholders or until his successor is elected and qualified. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors each of whom shall hold office for a term of one year or until his successor is elected and qualified. Any Director may resign at any time upon written notice to the corporation. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced or until his successor is elected and qualified.

     Section  2.3.          Regular  Meetings.  Regular meetings of the Board of
                            -----------------
Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

     Section  2.4.          Special  Meetings.  Special meetings of the Board of
                            -----------------
Directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

     Section  2.5.          Telephonic Meetings Permitted.  Members of the Board
                            -----------------------------
of Directors, or any committee designated by the Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting.

     Section  2.6          Quorum; Vote Required for Action.  At all meetings of
                           --------------------------------
the Board of Directors a majority of the whole Board shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation or these bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     Section  2.7.          Organization.  Meetings  of  the  Board of Directors
                            ------------
shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section  2.8.          Informal  Action  by  Directors.  Unless  otherwise
                            -------------------------------
restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                   ARTICLE III

                                   Committees

     Section  3.1.          Committees.  The  Board  of  Directors  may,  by
                            ----------
resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it, but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that any such committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of Preferred Stock adopted by the Board of Directors pursuant to Article Fourth of the Certificate of Incorporation, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of the assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), adopting an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of the State of Delaware, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending these Bylaws; and unless the resolution or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware.

     Section  3.2.          Committee  Rules.  Unless  the  Board  of  Directors
                            ----------------
otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

                                   ARTICLE IV

                                    Officers

     Section 4.1.          Executive Officers; Election; Qualifications; Term of
                           -----------------------------------------------------
Office;  Resignation; Removal; Vacancies.  The Board of Directors shall choose a
----------------------------------------
President and Secretary, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

     Section  4.2.          Powers  and  Duties   of  Executive  Officers.   The
                            --------------------------------------------
officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.


                                    ARTICLE V

                                      Stock

     Section  5.1.          Certificates.  Every   holder  of  stock  shall   be
                            ------------
entitled to have a certificate signed by or in the name of the corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the corporation, certifying the number of shares owned by him in the corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Records shall be kept of the amount of stock of the corporation issued and outstanding, the manner in which and the time when such stock was paid for, the respective names, alphabetically arranged, and the addresses, of the persons, firms or corporations owning of record the stock represented by certificates for stock of the corporation, the number, class and series of shares represented by such certificates, respectively, the time when each became an owner of record thereof, and the respective dates of such certificates, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the corporation for exchange or transfer shall be cancelled and a new certificate or certificates shall not be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled except as provided in Section 5.2 of this Article V.l

     Section  5.2.          Lost,  Stolen  or   Destroyed   Stock  Certificates;
                            ----------------------------------------------------
Issuance  of  New  Certificates.  The corporation may issue a new certificate of
-------------------------------
stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     Section  5.3.          Transfers of Stock.  Transfer of shares of the stock
                            ------------------
of the corporation shall be made only on the books of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer agent appointed as in Section 5.4 of this Article IV provided, and upon surrender of the certificate or certificates for such shares properly endorsed and payment of all taxes thereon. The person in whose name shares of stock stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation. Whenever any transfer of shares shall be made for collateral security and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate of certificates shall be presented to the corporation for transfer, both the transferor and the transferee request the corporation to do so.

     Section  5.4.          Regulations Concerning Transfer of Stock.  The Board
                            ----------------------------------------
of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for stock of the corporation. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

                                   ARTICLE VI

                          Indemnification of Directors,
                         Officers, Employees and Agents

     Section  6.1.          Right  to  Indemnification.  The  corporation  shall
                            --------------------------
indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person. The corporation shall indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the corporation.

     Section  6.2.          Prepayment  of  Expenses.  The corporation shall pay
                            ------------------------
the expenses incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a
              ------------------
director or officer in his capacity as a director or officer (except with regard to service to an employee benefit plan or non-profit organization) in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be determined that the director or officer is not entitled to be indemnified under this Article VI or otherwise.

     Section  6.3          Claims.  If a claim for indemnification or payment of
                           ------
expenses under this Article VI is not paid in full within ninety (90) days after a written claim therefor has been received by the corporation, the claimant may file suit to recover the unpaid amount of such claims and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

     Section  6.4          Non-Exclusivity  of  Rights.  The rights conferred on
                           ---------------------------
any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     Section  6.5.          Amendment  or Repeal.  Any repeal or modification of
                            --------------------
the foregoing provisions of this Article VI shall not adversely affect any right or protection of a director, officer or employee of the corporation in respect of any act or omission occurring prior to the time of such repeal or modification.

                                   ARTICLE VII

                                  Miscellaneous

     Section  7.1.          Fiscal  Year.  The  fiscal  year  of the corporation
                            ------------
shall  be  determined  by  resolution  of  the  Board  of  Directors.

     Section  7.2          Seal.  The  corporate seal shall have the name of the
                           ----
corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

     Section  7.3.          Waiver   of  Notice  of  Meetings  of  Stockholders,
                            ----------------------------------------------------
Directors  and  Committees.  Any  written waiver of notice, signed by the person
--------------------------
entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

     Section  7.4          Interested   Directors;   Quorum.   No   contract  or
                           ------------------------------
transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee, which authorizes the contract or transaction.

     Section  7.5.          Form  of  Records.  Any  records  maintained  by the
                            -----------------
corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

     Section  7.6.          Amendment of Bylaws.  These Bylaws may be altered or
                            -------------------
repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

     The undersigned Incorporator certifies that he has adopted the foregoing by-laws as the first by-laws of the Corporation.

     Dated:
           ------------------------
                                                               Incorporator

                                                                       EXHIBIT C


                      AGREEMENT AND PLAN OF REINCORPORATION
                        BY AND BETWEEN INTERACTIVE INC.,
                           A SOUTH DAKOTA CORPORATION,
                                       AND
                                INTERACTIVE INC.,
                             A DELAWARE CORPORATION


     THIS AGREEMENT AND PLAN OF REINCORPORATION is made and entered into on __________, 2001 (this "Agreement") by and between InterActive Inc., a South Dakota corporation (the "Company"), and InterActive Inc., a Delaware corporation ("InterActive Delaware"). The Company and InterActive Delaware are sometimes referred to herein as the "Constituent Corporations."


                                    RECITALS

     A. The Company is a corporation duly organized and existing under the laws of the State of South Dakota and has an authorized capital of 15,000,000 shares, 10,000,000 of which are designated "Common Stock", $0.001 par value, and 5,000,000 of which are designated "Preferred Stock", $0.001 par value. As of _________, 2001, 5,162,138 shares of Common Stock, 113,901 shares of Series A Preferred Stock and 2,000,000 shares of Series B Stock were outstanding.

     B. InterActive Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 60,000,000 shares, 50,000,000 of which are designated "Common Stock", $.001 par value, and 10,000,000 of which are designated "Preferred Stock", $.001 par value. As of ____________, 2001, 1,000 shares of Common Stock were issued and outstanding, all of which were owned by the Company. No shares of Preferred Stock had been issued or were outstanding.

     C. The Board of Directors of the Company has determined that, for the purpose of effecting the reincorporation of the Company in the State of Delaware, it is advisable and in the best interests of the Company and its shareholders that the Company merge with and into InterActive Delaware upon the terms and conditions herein provided.

     D. The respective Boards of Directors of the Company and InterActive Delaware have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

     NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Company and InterActive Delaware hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                  I.     MERGER

       1.1  Merger.  In  accordance  with  the provisions of this Agreement, the
            ------
South Dakota Business Corporations Act and the Delaware General Corporation Law, the Company shall be merged with and into InterActive Delaware (the "Merger"), the separate existence of the Company shall cease and InterActive Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be InterActive Inc.

       1.2  Filing  and  Effectiveness.  The  Merger shall become effective when
            --------------------------
the  following  actions  shall  have  been  completed:

     (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the South Dakota Business Corporations Act and the Delaware General Corporation Law;

     (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

     (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

     (d) An executed counterpart of this Agreement, together with any and all other necessary documents and instruments, meeting the requirements of the South Dakota Business Corporations Act shall have been filed with the Secretary of the State of the State of South Dakota.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Time of the Merger."

     1.3  Effect  of  the  Merger.  Upon  the  Effective Time of the Merger, the
          -----------------------
separate existence of the Company shall cease and InterActive Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Time of the Merger, (ii) shall be subject to all actions previously taken by its and the Company's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of the Company in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Time of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of the Company in the same manner as if InterActive Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the South Dakota Business Corporations Act.

                 II.  CHARTER DOCUMENTS; DIRECTORS AND OFFICERS

     2.1  Certificate  of  Incorporation.  The  Certificate  of Incorporation of
          ------------------------------
InterActive Delaware as in effect immediately prior to the Effective Time of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2   Bylaws.  The Bylaws  of InterActive Delaware as in effect immediately
           ------
prior to the Effective Time of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3   Directors  and  Officers.  The  directors and officers of InterActive
           ------------------------
Delaware immediately prior to the Effective Time of the Merger shall be the directors and officers of the Surviving Corporation until their successors have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.


                       III.  MANNER OF CONVERSION OF STOCK

     3.1   The  Company's  Common Shares.  At the Effective  Time of the Merger,
           -----------------------------
each share of the Company's Common Stock, $.001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

     3.2   The Company's Series A Preferred Stock.  At the Effective Time of the
           --------------------------------------
Merger, each share of the Company's Series A Preferred Stock, $.001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

     3.3   The Company's Series B Preferred Stock.  At the Effective Time of the
           --------------------------------------
Merger, each share of the Company's Series B Preferred Stock, $.001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one fully paid and nonassessable share of the Series A Preferred Stock, $.001 par value, of the Surviving Corporation.

     3.4  The  Company's  Stock  Options  and  Stock  Purchase Warrants.  At the
          -------------------------------------------------------------
Effective Time of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of the Company. Each outstanding and unexercised option, stock purchase warrant and/or other right to purchase, or security convertible into, shares of the Company's Common Stock shall become an option, or right to purchase, or a security convertible into the Surviving Corporation's Common Stock for each share of the Company's Common Stock issuable pursuant to any such option, or stock purchase right or convertible security, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such option, stock purchase right or other convertible security of the Company at the Effective Time of the Merger. There are no options, purchase rights or securities convertible into Preferred Stock of the Company.

     A number of shares of the Surviving Corporation's Common Stock will be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of the Company's Common Stock so reserved immediately prior to the Effective Time of the Merger.

     3.5   InterActive  Delaware  Common  Stock.  At  the Effective  Time of the
           ------------------------------------
Merger, each share of InterActive Delaware Common Stock, $.001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by InterActive Delaware, the holder of such share or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.6   Exchange of Certificates.  At the Effective  Time of the Merger, each
           ------------------------
holder of an outstanding certificate representing shares of the Company's Common Stock and/or Series A Preferred Stock may, at such stockholder's option, surrender the same for cancellation to Computershare Investor Services, 12039 West Alameda Parkway, Suite Z-2, Lakewood, CO 80228, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of the Company's Common Stock and/or Series A Preferred Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of the Company's Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of the Company so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

     If any certificate for shares of InterActive Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of InterActive Delaware that such tax has been paid or is not payable.


                                  IV.  GENERAL

     4.1   Covenants  of  InterActive Delaware.  InterActive  Delaware covenants
           -----------------------------------
and  agrees  that  it  will,  on  or  before  the  Effective Date of the Merger:

     (a) Qualify to do business as a foreign corporation in the State of South Dakota and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of the South Dakota Business Corporation Act.

     (b) File any and all documents with the South Dakota Secretary of State necessary for the assumption by InterActive Delaware of all of the franchise tax liabilities of the Company.

     (c) Take such other actions as may be required by the South Dakota Business Corporations Act.

     4.2   Further  Assurances.  From  time  to  time,  as and  when required by
           -------------------
InterActive Delaware or by its successors or assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by InterActive Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and otherwise to carry out the purposes of this Agreement and the officers and directors of InterActive Delaware are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3   Abandonment.  At  any  time  before the Effective Date of the Merger,
           -----------
this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Company or of InterActive Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of the Company or by the sole stockholder of InterActive Delaware, or by both.

     4.4   Amendment.  The  Boards of Directors  of the Constituent Corporations
           ---------
may amend this Agreement at any time prior to the filing of this Agreement or certificate in lieu thereof with the Secretary of State of the State of Delaware; provided that, an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the certificate of incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either Constituent Corporation.

     4.5  Registered Office.  The registered office of the Surviving Corporation
          -----------------
in the State of Delaware is located at 15 E. North Street, Dover, Delaware 19901, and Paracorp Incorporated is the registered agent of the Surviving
Corporation  at  such  address.

     4.6  Agreement.  Executed  copies  of this Agreement will be on file at the
          ---------
principal place of business of the Surviving Corporation at 204 North Main, Humboldt, South Dakota 57035, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7  Governing  Law.  This  Agreement  shall  in all respects be construed,
          --------------
interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the South Dakota Business Corporations Act.

     4.8  Counterparts.  In order to facilitate the filing and recording of this
          ------------
Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of the Company and InterActive Delaware, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

INTERACTIVE  INC.,                         INTERACTIVE  INC.,
a  South  Dakota  corporation              a  Delaware  corporation

By:     _____________________              By:     _____________________
Title:  _____________________              Title:  _____________________


By:     _____________________              By:     _____________________
Title:  _____________________              Title:  _____________________

                                                                       EXHIBIT D


                                INTERACTIVE INC.

                             2000 STOCK OPTION PLAN

     1.     PURPOSE.  The Plan is intended to provide incentive to key employees
            -------
and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Corporation, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Corporation.

     2.     DEFINITIONS.
            -----------

          (a)     "Board"  shall mean the Board of Directors of the Corporation.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean the committee, if any, appointed by the Board in accordance with Section 4 of the Plan.

          (d) "Common Stock" shall mean the Common Stock, par value $0.001 per share, of the Corporation.

          (e) "Corporation" shall mean InterActive Inc., a Delaware corporation.

          (f) "Disability" shall mean the condition of an Employee who is, in the judgment of the Board or the Committee, unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

          (g) "Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Corporation or a Subsidiary.

          (h) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.

          (i) "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:

               (1) If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation;

               (2) If the Shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices on said System at the close of business on the date of valuation; and

               (3) If neither (1) nor (2) applies, the fair market value as determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

          (j)     "Incentive  Stock  Option"  shall  mean an option described in
Section  422(b)  of  the  Code.

          (k) "Nonstatutory Stock Option" shall mean an option not described in Section 422(b), 423(b) or 424(b) of the Code.

          (l) "Option" shall mean any option to purchase Common Stock granted pursuant to the Plan.

          (m)     "Optionee"  shall mean an employee who has received an Option.

          (n) "Plan" shall mean the InterActive Inc. 2000 Stock Option Plan, as it may be amended from time to time.

          (o) "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

          (p) "Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

          (q) "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

          (r) "Subsidiary" shall mean any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

     3.     EFFECTIVE  DATE.  The  Plan was adopted by the Board on December 15,
            ---------------
2000, and by the stockholder of the Corporation on December 15, 2000, which shall be the effective date of the Plan.

     4.     ADMINISTRATION.  The  Plan shall be administered by the Board, or by
            --------------
a  committee  appointed by the Board, which shall consist of not less than three
(3) members (the "Committee"). The Board shall appoint one of the members of the Committee, if there be one, as Chairman of the Committee. If a Committee has been appointed, the Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Board, or the Committee if there be one, shall from time to time at its discretion select the employees, directors and consultants who are to be granted Options, determine the number of Shares to be granted to each Optionee and designate such Options such as Incentive Stock Options or Non-statutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee director or a non-Employee consultant. A member of the Board or a Committee member shall in no event participate in any determination relating to Options held by or to be granted to such Board or Committee member. The interpretation and construction by the Board, or by the Committee if there be one, of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

     5.     PARTICIPATION.
            -------------

           (a)    Eligibility. The Optionees shall be such persons as the Board,
                  -----------
or the Committee if there be one, may select from among the following classes of persons, subject to the terms and conditions of (b) below:

                    (1) Employees of the Corporation or of a Subsidiary (who may be officers, whether or not they are directors);

                    (2) Directors of the Corporation or of a Subsidiary; and

                    (3) Consultants, vendors, customers, and others expected to provide significant services to the Corporation or a Subsidiary.

     For purposes of this Plan, an Optionee who is a director or a consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary shall be deemed to be an Employee, and service as a director, consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary shall be deemed to be employment, except that no Incentive Stock Option may be granted to a non-Employee director or non-Employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-Employee director or non-Employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary other than upon a vote of a majority of disinterested directors finding that the value of the services rendered or to be rendered to the Corporation or a Subsidiary by such non-Employee director or non-Employee consultant, vendor, customer, or other provider of services is at least equal to the value of the option or options granted.

          (b)     Ten-Percent  Shareholders.  An Employee who owns more than ten
                  -------------------------
percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

          (c)     Stock  Ownership.  For  purposes  of (b) above, in determining
                  ----------------
stock ownership an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

          (d)     Outstanding  Stock.  For  purposes  of (b) above, "outstanding
                  ------------------
stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

     6.     STOCK.  The  stock  subject to Options granted under this Plan shall
            -----
be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares that may be issued upon exercise of Options under the Plan shall not exceed 3,000,000 shares. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under this Plan. In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to any Option. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.

     7.     TERMS  AND  CONDITIONS  OF  OPTIONS.
            -----------------------------------

          (a)     Stock  Option  Agreements.   Options  shall  be  evidenced  by
                  -------------------------
written stock option agreements in such form as the Board, or the Committee if there be one, shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

          (b)     Number  of  Shares.  Each  Option  shall  state  the number of
                  ------------------
Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

          (c)     Exercise  Price.  Each  Option shall state the Exercise Price.
                  ---------------
The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of any Incentive Stock Option granted to an Optionee described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than 85% of the Fair Market Value on the date of grant.

          (d)     Medium  and  Time  of  Payment.  The  Purchase  Price shall be
                  ------------------------------
payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides the
------------------
Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price, (ii) by cancellation of indebtedness owed by the Corporation to the Optionee, (iii) with a full recourse promissory note executed by the Optionee, or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Board, or the Committee if there be one. The Board, or the Committee if there be one, may require that the Optionee pledge his or her Shares to the Corporation for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note shall be been paid in full. In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements.

          (e)     Term  and  Nontransferability  of  Options.  Each Option shall
                  ------------------------------------------
state the time or times, and the conditions upon which, all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted, and no Incentive Stock Option granted to an Optionee described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

          (f)     Termination  of  Employment,  Except  by  Death, Disability or
                  --------------------------------------------------------------
Retirement.  If  an  Optionee ceases to be an Employee for any reason other than
----------
his or her death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions of (e) above, to exercise the Option at any time within three months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised; provided, however, that if the Optionee
                                         -----------------
was terminated for cause (as defined in the applicable option agreement) any Option not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). The foregoing notwithstanding, (i) in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee's reemployment rights are guaranteed by statute or by contract, and
(ii) in the case of a Nonstatutory Option, the Board, or the Committee if there be one, may extend or otherwise modify the period of time specified herein during which the Option may be exercised following termination of Optionee's employment.

          (g)     Death  of Optionee.  If an Optionee dies while an Employee, or
                  ------------------
after ceasing to be an Employee but during the period while he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of
(e) above, at any time within twelve (12) months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised. The foregoing notwithstanding, the Board, or the Committee if there be one, may extend or otherwise modify the period of time specified herein during which a Nonstatutory Option may be exercised following termination of Optionee's employment, or amend an Incentive Stock Option to convert it into a Nonstatutory Option with an extended term.

          (h)     Disability  of  Optionee.  If  an  Optionee  ceases  to  be an
                  ------------------------
Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions of (f) above, to exercise the Option at any time within twelve
(12) months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. The foregoing notwithstanding, the Board, or the Committee if there be one, may extend or otherwise modify the period of time specified herein during which a Nonstatutory Option may be exercised following termination of Optionee's employment, or amend an Incentive Stock Option to convert it into a Nonstatutory Option with an extended term.

          (i)     Retirement  of  Optionee.  If  an  Optionee  ceases  to  be an
                  ------------------------
Employee by reason of Retirement, such Optionee shall have the right, subject to the restrictions of (e) above, to exercise the Option at any time within three
(3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised. The foregoing notwithstanding, the Board, or the Committee if there be one, may extend or otherwise modify the period of time specified herein during which a Nonstatutory Option may be exercised following termination of Optionee's employment, or amend an Incentive Stock Option to convert it into a Nonstatutory Option with an extended term.

          (j)     Rights  as  a Stockholder.  An Optionee, or a transferee of an
                  -------------------------
Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

          (k)     Modification,  Extension  and  Renewal  of Option.  Within the
                  -------------------------------------------------
limitations of the Plan, the Board, or the Committee if there be one, may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options with, if desired, lower exercise prices, in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

          (l)     Other  Provisions.  The  stock  option  agreements  authorized
                  -----------------
under this Plan may contain such other provisions not inconsistent with the terms of this Plan (including, without limitation, restrictions upon the exercise of the Option) as the Board, or the Committee if there be one, shall deem advisable.

     8.     LIMITATION ON VALUE OF EXERCISABLE SHARES.  In the case of Incentive
            -----------------------------------------
Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any employee of the Company for the first time during any calendar year (under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries) shall not exceed $100,000.

     9.     TERM OF PLAN.  Options may be granted pursuant to the Plan until the
            ------------
expiration  of  ten  (10)  years  from  the  effective  date  of  the  Plan.

     10.     RECAPITALIZATIONS.  Subject to any required action by shareholders,
             -----------------
the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase of decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation. Subject to any required action by stockholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. In the event of a merger or consolidation in which the Corporation is not the surviving corporation, the date of exercisability of each outstanding Option shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Option by the successor to the Corporation. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Board, or the Committee if there be one, whose determination shall be conclusive and binding on all persons. Except as expressly provided in this
Section 10, the Optionee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power to the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

     11.     SECURITIES  LAW  REQUIREMENTS.
             -----------------------------

          (a)     Legality  of  Issuance.  The  issuance  of any Shares upon the
                  ----------------------
exercise of any Option and the grant of any Option shall be contingent upon the following:

                    (1) the Corporation and the Optionee shall have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

                    (2) any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

                    (3) any other applicable provision of state of Federal law shall have been satisfied.

          (b)  Restrictions on Transfer.  Regardless of whether the offering and
               ------------------------
sale of Shares under the plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which required an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law.

     "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

          (c)     Registration  or Qualification of Securities.  The Corporation
                  --------------------------------------------
may, but shall not be obligated to register or qualify the issuance of Options and/or the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Options or the sale of Shares under the plan to comply with any law.

          (d)     Exchange  of  Certificates.  If,  in  the  opinion  of  the
                  --------------------------
Corporation and its counsel, any legend placed on a stock certificate representing shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

     12.     AMENDMENT  OF  THE  PLAN.  The  Board  may  from time to time, with
             ------------------------
respect to any Shares at the time not subject to Options, suspend or discontinue the plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

             (a)  Increase the number of Shares subject to the Plan;

             (b) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Options; or

             (c) Amend this Section 12 to defeat its purpose.

     13.     APPLICATION  OF  FUNDS.  The  proceeds  received by the Corporation
             ----------------------
from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

     14.     EXECUTION.  To  record  the  adoption  of  the Plan in the form set
             ---------
forth above by the Board effective as of December 15, 2000, the Corporation has caused this Plan to be executed in the name and on behalf of the Corporation where provided below by an officer of the Corporation thereunto duly authorized.

                                  INTERACTIVE  INC.,
                                  a  Delaware  corporation

                          By:     ___________________________________

                          Title:  ___________________________________

                                                                       EXHIBIT E


SECTIONS 47-6-23  THROUGH  47-6-23.3,  INCLUSIVE,  AND  SECTIONS 47-6-40 THROUGH
        47-6-50, INCLUSIVE, OF THE SOUTH DAKOTA BUSINESS CORPORATION ACT.

47-6-23  Dissent  by  shareholder  --  Right  to  receive  payment  for  shares.

     Any shareholder of a domestic corporation shall have the right to dissent from, and to obtain payment for his shares in the event of, any of the following corporate actions:

     (1) Any plan of merger or consolidation to which the corporation is a party;

     (2) Any sale or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business, including a sale in dissolution, but not including a sale pursuant to an order of a court having jurisdiction in the premises or a sale for cash on terms requiring that all or substantially all of the net proceeds of sale be distributed to the shareholders in accordance with their respective interests within one year after the date of sale;

     (3) Any plan of exchange to which the corporation is a party as the corporation the shares of which are to be acquired;

     (4) Any amendment of the articles of incorporation which materially and adversely affects the rights appurtenant to the shares of the dissenting shareholder in that it:

            (a)     Alters or abolishes a  preferential  right  to  such shares;

            (b) Creates, alters or abolishes a right in respect of the redemption of such shares, including a provision respecting a sinking fund for the redemption or repurchase of such shares;

            (c) Alters or abolishes a preemptive right of the holder of such shares to acquire shares or other securities;

            (d) Excludes or limits the right of the holder of such shares to vote on any matter, or to cumulate his votes, except as such right may be limited by dilution through the issuance of shares or other securities with similar voting rights; or

     (5) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles of incorporation, the bylaws, or a resolution of the board of directors directs that dissenting shareholders shall have a right to obtain payment for their shares.

47-6-23.1.     Dissent  as  to  less  than  all shares held -- Beneficial owner.

     A record holder of shares may assert dissenters' rights as to less than all of the shares registered in his name only if he dissents with respect to all the shares beneficially owned by any one person, and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

     A beneficial owner of shares who is not the record holder may assert dissenters' rights with respect to shares held on his behalf, and shall be treated as a dissenting shareholder under the terms of this section if he submits to the corporation at the time of or before the assertion of these rights a written consent of the record holder.


47-6-23.2.     Rights  of  shareholders  not  entitled  to  vote  on  merger.

     The right to obtain payment under 47-6-23 does not apply to the shareholders of the surviving corporation in a merger if a vote of the shareholders of such corporation is not necessary to authorize such merger.


47-6-23.3.     Shareholder  entitled  to  payment  may  not  attack  validity of action.

     A shareholder of a corporation who has a right under 47-6-23 to obtain payment for his shares may not, at law or in equity, attack the validity of the corporate action that gives rise to his right to obtain payment, have the action set aside or rescinded, unless the corporate action is unlawful or fraudulent with regard to the complaining shareholder or to the corporation.


47-6-40.     Definitions.

     Terms  used  in  this  chapter  mean:

     (1) "Corporation," the issuer of the shares held by the dissenter before the corporate action, or the successor by merger or consolidation of that issuer;

     (2) "Dissenter," a shareholder or beneficial owner who is entitled to and does assert dissenters' rights under this chapter, and who has performed every act required up to the time involved for the assertion of such rights;

     (3) "Fair value" of shares, their value immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of such corporate action unless such exclusion would be inequitable;

     (4) "Interest," interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at such rate as is fair and equitable under all the circumstances.

47-6-41.     Notice  to  shareholders  of  right  to dissent and obtain payment.

     If a proposed corporate action which would give rise to dissenters' rights under this chapter is submitted to a vote at a meeting of shareholders, the notice of meeting shall notify all shareholders that they have or may have a right to dissent and obtain payment for their shares by complying with the terms of this chapter, and shall be accompanied by a copy of 47-6-23 to 47-6-23.3,
inclusive,  and    47-6-40  to  47-6-50,  inclusive.

47-6-42. Notice of intent to dissent -- Refraining from voting -- Effect of failure.

     If the proposed corporate action is submitted to a vote at a meeting of shareholders, any shareholder who wishes to dissent and obtain payment for his shares shall file with the corporation, prior to the vote, a written notice of intention to demand that he be paid fair compensation for his shares if the proposed action is effectuated, and shall refrain from voting his shares in approval of such action. A shareholder who fails in either respect acquires no right to payment of his shares under this section or 47-6-23 to 47-6-23.3, inclusive.


47-6-43. Notice of procedure for demanding payment and depositing certificates.

     If the proposed corporate action is approved by the required vote at a meeting of shareholders, the corporation shall mail a further notice to all shareholders who gave due notice of intention to demand payment and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment for their shares a notice of the adoption of the plan of corporate action. The notice shall (1) state where and when a demand for payment shall be sent and certificates of certificated shares shall be deposited in order to obtain payment, (2) inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received, (3) supply a form for demanding payment which includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares, and (4) be
accompanied  by  a  copy  of         47-6-23  to  47-6-23.3,  inclusive,  and
47-6-40 to 47-6-50, inclusive. The time set for the demand and deposit shall be not less than thirty days from the mailing of the notice.


47-6-44. Failure to demand payment or deposit certificates -- Waiver -- Restrictions on transfers.

     A shareholder who fails to demand payment, or fails, in the case of certificated shares, to deposit certificates, as required by a notice pursuant to 47-6-43 has no right under this chapter to receive payment for his shares. If the shares are not represented by certificates, the corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action, or the release of restrictions under the terms of 47-6-45 and 47-6-46. The dissenter shall retain all other rights of a shareholder until these rights are modified by effectuation of the proposed corporate action.

47-6-45. Return of certificates or release of restrictions on failure to effectuate action -- New notice.

     Within sixty days after the date set for demanding payment and depositing certificates, if the corporation has not effectuated the proposed corporate action and remitted payment for shares pursuant to this chapter, it shall return any certificates that have been deposited, and release uncertificated shares from any transfer restriction imposed by reason of the demand for payment. If uncertificated shares have been released from transfer restrictions, and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of 47-6-43 with like effect.


47-6-46. Remittance of payment to dissenting shareholders -- Information to accompany remittance.

     Immediately upon effectuation of the proposed corporate action, or upon receipt of demand for payment if the corporate action has already been effectuated, the corporation shall remit to dissenters who have made demand and, if their shares are certificated, have deposited their certificates the amount which the corporation estimates to be the fair value of the shares, with interest if any has accrued. The remittance shall be accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than sixteen months before the date of remittance, together with the latest available interim financial statements;

     (2) A statement of the corporation's estimate of fair value of the shares; and

     (3)     A notice of the dissenter's right to  demand  supplemental payment,
accompanied  by  a  copy  of   47-6-23  to  47-6-23.3, inclusive, and 47-6-40 to
47-6-50,  inclusive.

47-6-47.     Demand  for  deficiency  --  Failure  to  demand  as  waiver.

     If the corporation fails to remit as required by 47-6-46 or if the dissenter believes that the amount remitted is less than the fair value of his shares, or that the interest is not correctly determined, he may send the corporation his own estimate of the value of the shares or of the interest and demand payment of the deficiency.

     If the dissenter does not file such an estimate within thirty days after the corporation's mailing of its remittance, he shall be entitled to no more than the amount remitted.


47-6-48. Petition for judicial determination of value of shares -- Parties -- Procedure -- Effect of failure to file.

     Within sixty days after receiving a demand for payment pursuant to 47-6-47, if any such demands for payment remain unsettled, the corporation shall file in an appropriate court a petition requesting that the fair value of the shares and interest thereon be determined by the court.

     An appropriate court shall be a court of competent jurisdiction in the county of this state where the registered office of the corporation is located. If, in the case of a merger or consolidation or exchange of shares, the corporation is a foreign corporation without a registered office in this state the petition shall be filed in the county where the registered office of the domestic corporation was last located.

     All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the petition shall be served on each such dissenter; if a dissenter is a nonresident, the copy may be served on him by registered or certified mail or by publication as provided by law.

     The jurisdiction of the court shall be plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as shall be specified in the order of their appointment or in any amendment thereof. The dissenters shall be entitled to discovery in the same manner as parties in other civil suits.

     All dissenters who are made parties shall be entitled, after a hearing without a jury, to judgment for the amount by which the fair value of their shares is found to exceed the amount previously remitted with interest.

     If the corporation fails to file a petition as provided in this section, each dissenter who made a demand and who has not already settled his claim against the corporation shall be paid by the corporation the amount demanded by him with interest, and may sue therefor in an appropriate court.

47-6-49.     Assessment  of  costs  and  expenses  of  action.

     The costs and expenses of any proceeding under 47-6-48, including the reasonable compensation and expenses of appraisers appointed by the court, shall be determined by the court and assessed against the corporation, except that any part of the costs and expenses may be apportioned and assessed as the court considers equitable against all or some of the dissenters who are parties and whose action in demanding supplemental payment the court finds to be arbitrary, vexatious, or not in good faith.

     Fees and expenses of counsel and of experts for the respective parties may be assessed as the court considers equitable against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this section, and may be assessed against either the corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith in respect to the rights provided by
47-6-23  to  47-6-23.3,  inclusive,  and    47-6-40  to  47-6-50,  inclusive.

     If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation it may award to these counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.


47-6-50. Value of shares not beneficially owned by dissenter on date of first announcement.

     Notwithstanding 47-6-40 to 47-6-49, inclusive, the corporation may elect to withhold the remittance required by 47-6-46 from any dissenter with respect to shares of which the dissenter or the person on whose behalf the dissenter acts was not the beneficial owner on the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action. With respect to such shares, the corporation shall, upon effectuating the corporate action, state to each dissenter its estimate of the fair value of the shares, state the rate of interest to be used, explaining the basis thereof, and offer to pay the resulting amounts on receiving the dissenter's agreement to accept them in full satisfaction.

     If the dissenter believes that the amount offered is less than the fair value of the shares and interest determined according to this section, he may within thirty days after the date of mailing of the corporation's offer, mail the corporation his own estimate of fair value and interest, and demand their payment. If the dissenter fails to do so, he shall be entitled to no more than the corporation's offer.

     If the dissenter makes a demand as provided herein the provisions of 47-6-48 and 47-6-49 shall apply to further proceedings on the dissenter's demand.